United States

Securities and Exchange Commission

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

DERMATA THERAPEUTICS, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

DERMATA THERAPEUTICS, INC.

3525 Del Mar Heights Road, #322

San Diego, CA 92130

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on May 27, 2026

To the Stockholders of Dermata Therapeutics, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Annual Meeting”) of Dermata Therapeutics, Inc. (the “Company”) will be held on May 27, 2026, at 9:00 a.m. Pacific Time. The Annual Meeting will be held in a virtual meeting format at http://www.virtualshareholdermeeting.com/DRMA2026. You will not be able to attend the Annual Meeting in person.

At the Annual Meeting, stockholders will act on the following matters:

1.	To elect three director nominees to serve as directors until the 2029 annual meeting of stockholders; and

2.	To ratify the appointment of CBIZ CPAs P.C., or any successor entity thereto, as the Company’s independent registered public accounting firm for the year ending December 31, 2026 (the “Auditor Proposal”); and

3.	To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of the Company’s common stock, par value $0.0001, per share (“Common Stock”) underlying certain warrants issued by us pursuant to that certain Securities Purchase Agreement, dated as of December 23, 2025, by and among the Company and the investors named on the signatory pages thereto, and the Engagement Letter, between the Company and H.C. Wainwright & Co., LLC, dated as of September 10, 2024, as amended, in an amount equal to or in excess of 20% of our Common Stock outstanding immediately prior to the issuance of such warrants (the “Issuance Proposal”); and

4.	To approve the repricing of warrants exercisable for up to 120,734 shares of Common Stock issued by the Company to investors pursuant to certain Securities Purchase Agreements, each dated as of January 21, 2025, and each as amended on December 23, 2025 (the “Warrant Repricing Proposal”); and

5.	To approve an amendment to the Dermata Therapeutics, Inc. 2021 Omnibus Equity Incentive Plan (the “2021 Plan”), in substantially the form attached to the accompanying Proxy Statement as Annex A, to increase the maximum aggregate number of shares of Common Stock which shall be reserved for issuance under the 2021 Plan to 402,214 shares (the “Overall Share Limit”) and (the “Plan Amendment Proposal”): and

6.	To approve the adjournment of the Annual Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Issuance Proposal, the Warrant Repricing Proposal and/or the Plan Split Proposal (the “Adjournment Proposal”); and

7.	To consider any other matters that may properly come before the Annual Meeting.

Only stockholders of record at the close of business on March 30, 2026, are entitled to receive notice of and to vote at the Annual Meeting or any postponement or adjournment thereof.

To participate in the Annual Meeting virtually via the Internet, please visit http://www.virtualshareholdermeeting.com/DRMA2026. In order to attend, you must register in advance at http://www.virtualshareholdermeeting.com/DRMA2026 prior to the Annual Meeting. Registration for the Annual Meeting will begin 15 minutes prior to the start of the Annual Meeting. Upon completing your registration, you will receive further instructions via email, including your unique links that will allow you access to the meeting and to submit questions in advance of the meeting. You will not be able to attend the Annual Meeting in person.

All stockholders are cordially invited to attend the Annual Meeting. Your vote is important. Whether or not you plan to attend the Annual Meeting, we urge you to vote by following the instructions in the Notice of Internet Availability of Proxy Materials that you previously received and to submit your proxy over the Internet, via phone, or by mail in order to ensure the presence of a quorum. You may change or revoke your proxy at any time before it is voted at the meeting.

If your shares are held in “street name” by your bank, broker or other nominee, your bank, broker or other nominee will be unable to vote your shares without instructions from you. You should instruct your bank, broker or other nominee to vote your shares in accordance with the procedures provided by your bank, broker or other nominee.

IMPORTANT NOTICE OF AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON May 27, 2026

Our proxy materials including our Proxy Statement for the Annual Meeting, our Annual Report for the fiscal year ended December 31, 2025, and proxy card are available on the Internet at www.proxyvote.com. Under Securities and Exchange Commission rules, we are providing access to our proxy materials by notifying you of the availability of our proxy materials on the Internet.

By Order of the Board of Directors

/s/ Gerald T. Proehl
Gerald T. Proehl
Chief Executive Officer, President and Chairman
April 17, 2026
San Diego, CA

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DERMATA THERAPEUTICS, INC.

3525 DEL MAR HEIGHTS ROAD, #322

SAN DIEGO, CA 92130

2026 PROXY STATEMENT

This proxy statement (“Proxy Statement”) contains information related to the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Dermata Therapeutics, Inc. (the “Company”, “us”, “we” or “our”) to be held on May 27, 2026 at 9:00 a.m. Pacific Time, or at such other time and place to which the Annual Meeting may be adjourned or postponed. This year’s meeting will be a virtual meeting via live webcast on the Internet. You will be able to attend our Annual Meeting, vote and submit your questions by visiting http://www.virtualshareholdermeeting.com/DRMA2026. You will not be able to attend the Annual Meeting in person.

The enclosed proxy is solicited by our Board of Directors (the “Board”). The proxy materials relating to the Annual Meeting are being mailed to stockholders entitled to vote at the meeting on or about April 17, 2026. A list of record holders of our Common Stock entitled to vote at the Annual Meeting will be available for examination by any stockholder, for any purpose germane to the Annual Meeting, at the offices of Lowenstein Sandler, LLP, the Company’s outside counsel, at 1251 Avenue of the Americas, 17th Floor, New York, NY 10020, during normal business hours for ten days prior to the Annual Meeting (the “Stockholder List”) and available during the Annual Meeting for examination by the stockholders during the Annual Meeting at http://www.virtualshareholdermeeting.com/DRMA2026.

IMPORTANT NOTICE OF AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 27, 2026

Our proxy materials including our Proxy Statement for the Annual Meeting, our Annual Report for the fiscal year ended December 31, 2025 (“Annual Report”) and proxy card are available on the Internet at www.proxyvote.com. Under Securities and Exchange Commission rules, we are providing access to our proxy materials by notifying you of the availability of our proxy materials on the Internet.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Why are we calling this Annual Meeting?

Our Board is soliciting your proxy to vote at the Annual Meeting of stockholders to be held virtually via live webcast on Tuesday, May 27, 2026, at 9:00 a.m. Pacific Time and any adjournments or postponements of the meeting. We refer to this meeting as the “Annual Meeting.” This Proxy Statement summarizes the purposes of the Annual Meeting and the information you need to know to vote at the Annual Meeting.

We have made available to you on the Internet or have sent you this Proxy Statement, the proxy card and a copy of our Annual Report on Form 10-K, for the fiscal year ended December 31, 2025, because you owned shares of our Common Stock as of March 30, 2026 (the “Record Date”).

We are calling the Annual Meeting to seek the approval of our stockholders:

1.	To elect three director nominees to serve as directors until the 2029 annual meeting of stockholders; and

2.	To ratify the appointment of CBIZ CPAs P.C., or any successor entity thereto, as the Company’s independent registered public accounting firm for the year ending December 31, 2026 (the “Auditor Proposal”); and

3.	To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of our common stock, par value $0.0001, per share (“Common Stock”) underlying certain warrants issued by us pursuant to that certain Securities Purchase Agreement, dated as of December 23, 2025, by and among us and the investors named on the signatory pages thereto, and the Engagement Letter, between the Company and H.C. Wainwright & Co., LLC, dated as of September 10, 2024, as amended, in an amount equal to or in excess of 20% of our Common Stock outstanding immediately prior to the issuance of such warrants (the “Issuance Proposal”); and

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4.	To approve the repricing of warrants exercisable for up to 120,734 shares of Common Stock issued by us to investors pursuant to certain Securities Purchase Agreements, each dated as of January 21, 2025, and each as amended on December 23, 2025 (the “Warrant Repricing Proposal”); and

5.	To approve an amendment to the Dermata Therapeutics, Inc. 2021 Omnibus Equity Incentive Plan (the “2021 Plan”), in substantially the form attached to the accompanying Proxy Statement as Annex A, to increase the maximum aggregate number of shares of common stock, par value $0.0001, per share (“Common Stock”) which shall be reserved for issuance under the 2021 Plan to 402,214 shares (the “Overall Share Limit”) and (the “Plan Amendment Proposal”); and

6.	To approve the adjournment of the Annual Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Issuance Proposal, the Warrant Repricing Proposal and/or the Plan Amendment Proposal (the “Adjournment Proposal”); and

7.	To consider any other matters that may properly come before the Annual Meeting.

What are the Board’s recommendations?

Our Board believes that the election of the director nominees identified herein, the Auditor Proposal, the Issuance Proposal, the Warrant Repricing Proposal, the Plan Amendment Proposal, and the Adjournment Proposal are advisable and in the best interests of the Company and its stockholders and recommends that you vote FOR each of the three director nominees and FOR Proposals 2, 3, 4, 5, and 6. If you are a stockholder of record and you return a properly executed proxy card or vote by proxy over the Internet, but do not mark the boxes showing how you wish to vote, your shares will be voted in accordance with the recommendations of the Board, as set forth above. With respect to any other matter that properly comes before the Annual Meeting, the proxy holders will vote as recommended by the Board or, if no recommendation is given, at their own discretion.

Why did I receive a notice in the mail regarding the Internet availability of the proxy materials instead of a paper copy of the proxy materials?

In accordance with rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to furnish to our stockholders this Proxy Statement and our Annual Report by providing access to these documents on the Internet rather than mailing printed copies. Accordingly, a Notice of Internet Availability of Proxy Materials (the “Notice”) is being mailed to our stockholders of record and beneficial owners which will direct stockholders to a website where they can access our proxy materials and view instructions on how to vote online or by telephone. If you would prefer to receive a paper copy of our proxy materials, please follow the instructions included in the Notice.

Who is entitled to vote at the meeting?

Only stockholders of record at the close of business on the Record Date, March 30, 2026, are entitled to receive notice of the Annual Meeting and to vote at the Annual Meeting, or any postponement or adjournment of the Annual Meeting. Holders of our Common Stock are entitled to one vote per share on each matter to be voted upon.

As of the Record Date, we had 4,022,143 shares of Common Stock outstanding.

Who can attend the meeting?

All stockholders as of the Record Date, or their duly appointed proxies, may attend the Annual Meeting. Attendance shall solely be via the Internet at http://www.virtualshareholdermeeting.com/DRMA2026 using the instructions provided on the Notice, proxy card or voting instruction form that accompanied the proxy materials.

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The live webcast of the Annual Meeting will begin promptly at 9:00 am Pacific Time. Online access to the audio webcast will open approximately 15 minutes prior to the start of the Annual Meeting to allow time for our stockholders to register and test their devices’ audio system. We encourage our stockholders to access the meeting in advance of the designated start time.

Stockholders may also vote, and submit written questions, during the Annual Meeting at http://www.virtualshareholdermeeting.com/DRMA2026. To demonstrate proof of stock ownership, you will need to enter the control number received with your Notice, proxy card or voting instruction form. If you hold your shares in “street name” (that is, through a broker or other nominee), you will need authorization from your broker or nominee in order to vote. We intend to answer questions submitted during the meeting that are pertinent to the Company and the items being brought for stockholder vote at the Annual Meeting, as time permits, and in accordance with the Rules of Conduct for the Annual Meeting. To promote fairness, efficiently use the Company’s resources and ensure all stockholder questions are able to be addressed, we will respond to no more than one question from a single stockholder. Questions and answers will be grouped by topic and substantially similar questions will be grouped and answered once. We have retained Broadridge Financial Solutions to host our virtual annual meeting and to distribute, receive, count and tabulate proxies.

What constitutes a quorum?

The presence, in person, by remote communication, if applicable, or by proxy, of the holders of one-third of the voting power of the shares of the capital stock of the Company issued and outstanding and entitled to vote at the Annual Meeting will constitute a quorum for our meeting. Signed proxies received but not voted will be included in the calculation of the number of shares considered to be present at the meeting. Pursuant to the General Corporation Law of the State of Delaware, abstentions will be counted for the purpose of determining whether a quorum is present. If brokers have, and exercise, discretionary authority on at least one item on the agenda for the Annual Meeting, uninstructed shares for which broker non-votes occur will constitute voting power present for the discretionary matter and will therefore count towards the quorum.

How Do I Attend the Annual Meeting?

Both stockholders of record and stockholders who hold their shares in “street name” will need to register to be able to attend the Annual Meeting, vote their shares during the Annual Meeting, and submit their questions during the Annual Meeting live via the internet by following the instructions below.

If you are a stockholder of record, you must:

●	Follow the instructions provided on your Notice to first register at http://www.virtualshareholdermeeting.com/DRMA2026. Registration for the Annual Meeting will begin 15 minutes prior to the start of the Annual Meeting on May 27, 2026. You will need to enter your name, phone number, Control Number (included on your proxy card), and email address as part of the registration, following which you will receive an email confirming your registration.

●	If you have properly registered, you will receive an email with a unique access URL. To enter the Annual Meeting, log in using the unique access URL.

●	If you wish to vote your shares electronically at the Annual Meeting, you may do so by following the instructions below.

If you are the beneficial owner of shares held in “street name”, you must:

●	Obtain a legal proxy from your broker, bank, or other nominee.

●	Register at http://www.virtualshareholdermeeting.com/DRMA2026. Registration for the Annual Meeting will begin 15 minutes prior to the start of the Annual Meeting on May 27, 2026. As part of the registration process you will need to enter your name, phone number, and email address, and provide a copy of the legal proxy (which can be sent via email to the address listed on the registration website), following which you will receive an email confirming your registration and your Control Number.

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Please note, if you do not provide a copy of the legal proxy, you may still attend the Annual Meeting but you will be unable to vote your shares electronically at the Annual Meeting.

●·	If you have properly registered, you will receive an email with a unique access URL. To enter the Annual Meeting, log in using the unique access URL.

●	If you wish to vote your shares electronically at the Annual Meeting, you may do so by following the instructions below.

How do I vote?

Whether you plan to attend the Annual Meeting or not, we urge you to vote by proxy. All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via the Internet. You may specify whether your shares should be voted for or withheld for each nominee for director and whether your shares should be voted for, against or abstain with respect to the other proposals. If you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with the Board’s recommendations. Voting by proxy will not affect your right to attend the Annual Meeting. If your shares are registered directly in your name through our stock transfer agent, Odyssey Transfer and Trust Company (“Odyssey”), or you have stock certificates registered in your name, you may vote using the following methods:

Voting During the Annual Meeting:

To vote during the live webcast of the Annual Meeting, you must first register at http://www.virtualshareholdermeeting.com/DRMA2026. Registration for the Annual Meeting will begin 15 minutes prior to the start of the Annual Meeting on May 27, 2026. Upon completing your registration, you will receive further instructions via email, including your unique link that will allow you access to the Annual Meeting. Please be sure to follow the instructions found on your proxy card and/or voting authorization form and subsequent instructions that will be delivered to you via email.

Voting Prior to the Annual Meeting

Vote on the Internet

If you are a stockholder of record, you may submit your proxy by going to www.proxyvote.com and following the instructions provided in the Notice. If you requested printed proxy materials, you may follow the instructions provided with your proxy materials and on your proxy card. If your shares are held with a broker, you will need to go to the website provided on your Notice or voting instruction card. Have your Notice, proxy card or voting instruction card in hand when you access the voting website. On the Internet voting site, you can confirm that your instructions have been properly recorded. If you vote on the Internet, you can also request electronic delivery of future proxy materials.

Vote by Telephone

If you are a stockholder of record, you can also vote by telephone by dialing 1-800-690-6903. If your shares are held with a broker, you can vote by telephone by dialing the number specified on your voting instruction card. Have your proxy card or voting instruction card in hand when you call.

Vote by Mail

If you have requested printed proxy materials, you may choose to vote by mail, by marking your proxy card or voting instruction card, dating and signing it, and returning it in the postage-paid envelope provided. If the envelope is missing and you are a stockholder of record, please mail your completed proxy card to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. If the envelope is missing and your shares are held with a broker, please mail your completed voting instruction card to the address specified therein. Please allow sufficient time for mailing if you decide to vote by mail as it must be received by 11:59 p.m. on May 26, 2026.

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Please note that if you received a Notice of Internet Availability, you cannot vote by marking the Notice and returning it. The Notice provides instructions on how to vote on the Internet and how to request paper copies of the proxy materials.

The shares voted electronically, telephonically, or represented by the proxy cards received, properly marked, dated, signed and not revoked, will be voted at the Annual Meeting.

What if I vote and then change my mind?

If you give us your proxy, you may change or revoke it at any time before the Annual Meeting. You may change or revoke your proxy in any one of the following ways:

●	filing with the Secretary of the Company a notice of revocation prior to the Annual Meeting;

●	re-voting over the Internet as instructed above;

●	sending in another duly executed proxy bearing a later date; or

●	attending the Annual Meeting and voting at the meeting. Attending the Annual Meeting will not in and of itself revoke a previously submitted proxy.

For purposes of submitting your vote online, you may change your vote until 11:59 p.m. Eastern Time on May 26, 2026. At this deadline, the last vote submitted will be the vote that is counted.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Many of our stockholders hold their shares of Common Stock through a stockbroker, bank, or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record

If your shares are registered directly in your name with our transfer agent, Odyssey, you are considered, with respect to those shares, the stockholder of record. As the stockholder of record, you have the right to directly grant your voting proxy or to vote in person at the Annual Meeting.

Beneficial Owner

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker, bank or nominee which is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker as to how to vote and are also invited to attend the Annual Meeting. However, because you are not the stockholder of record, you may not vote these shares at the Annual Meeting unless you obtain a signed proxy from the record holder giving you the right to vote the shares. If you do not provide the stockholder of record with voting instructions or otherwise obtain a signed proxy from the record holder giving you the right to vote the shares, broker non-votes may occur for the shares that you beneficially own. The effect of broker non-votes is more specifically described in “What vote is required to approve each proposal?” below.

What vote is required to approve each proposal?

The holders of one-third of the voting power of capital stock outstanding on the record date must be present, in person or by proxy, or remote communication, at the Annual Meeting in order to have the required quorum for the transaction of business. Pursuant to Delaware corporate law, abstentions and broker non-votes will be counted for the purpose of determining whether a quorum is present.

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Assuming that a quorum is present, the following votes will be required:

Proposal 1 (Election of Directors): Our directors are elected by a plurality of the votes cast, which means that the nominee for director who receives the most votes will be elected. You may vote either FOR the nominee or WITHHOLD your vote from the nominee. Votes that are withheld will not be included in the vote tally for the election of directors. Banks, brokers, or other nominees do not have discretionary authority to vote on this matter. As a result, “broker non-votes” if any, will not effect the outcome of the vote on Proposal 1.

Proposal 2 (Auditor Proposal): The affirmative vote of the holders of shares of Common Stock having a majority in voting power of the votes cast by the holders of all of the shares of Common Stock present or represented at the Annual Meeting is required to approve Proposal 2. Proposal 2 is generally considered to be a “routine” matter which means that banks, brokers, or other nominees will have discretionary authority to vote on this matter, and accordingly, no broker non-votes will occur on Proposal 2. Abstentions, if any, will not affect the outcome of the vote on Proposal 2. We are not required to obtain the approval of our stockholders to select our independent registered public accounting firm. However, if our stockholders do not ratify the appointment of CBIZ CPAs P.C., or any successor entity thereto, as our independent registered public accounting firm for the year ending December 31, 2026, the Audit Committee of our Board will reconsider its appointment.

Proposal 3 (Issuance Proposal): The affirmative vote of the holders of shares of Common Stock having a majority in voting power of the votes cast by the holders of all of the shares of Common Stock present or represented at the Annual Meeting is required to approve Proposal 3. Accordingly, abstentions or “broker non-votes”, if any, will not have any effect on the outcome of Proposal 3.

Proposal 4 (Warrant Repricing Proposal): The affirmative vote of the holders of shares of Common Stock having a majority in voting power of the votes cast by the holders of all of the shares of Common Stock present or represented at the Annual Meeting is required to approve Proposal 4. Accordingly, abstentions or “broker non-votes”, if any, will not have any effect on the outcome of Proposal 4.

Proposal 5 (Plan Amendment Proposal): The affirmative vote of the holders of shares of Common Stock having a majority in voting power of the votes cast by the holders of all of the shares of Common Stock present or represented at the Annual Meeting is required to approve Proposal 5. Accordingly, abstentions or “broker non-votes”, if any, will not have any effect on the outcome of Proposal 5.

Proposal 6 (Adjournment Proposal): The affirmative vote of the holders of shares of Common Stock having a majority in voting power of the votes cast by the holders of all of the shares of Common Stock present or represented at the Annual Meeting is required to approve Proposal 6. Accordingly, abstentions or “broker non-votes”, if any, will not have any effect on the outcome of Proposal 6.

Holders of the Common Stock will not have any dissenters’ rights of appraisal in connection with any of the matters to be voted on at the Annual Meeting.

What are “broker non-votes”?

Banks, brokers, and other agents acting as nominees are permitted to use discretionary voting authority to vote for proposals that are deemed “routine” by the New York Stock Exchange (“NYSE”),, which means that they can submit a proxy or cast a ballot on behalf of stockholders who do not provide a specific voting instruction. Brokers, banks, or other nominees are not permitted to use discretionary voting authority to vote for proposals that are deemed “non-routine” by the NYSE. The determination of which proposals are deemed “routine” versus “non-routine” may not be made by the NYSE until after the date on which this Proxy Statement has been mailed to you. As such, it is important that you provide voting instructions to your bank, broker, or other nominee as to how to vote your shares, if you wish to ensure that your shares are present and voted at the Annual Meeting on all matters and if you wish to direct the voting of your shares on “routine” matters.

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When there is at least one “routine” matter to be considered at a meeting, a “broker non-vote” occurs when a proposal is deemed “non-routine” and a nominee holding shares for a beneficial owner does not have discretionary voting authority with respect to the “non-routine” matter being considered and has not received instructions from the beneficial owner.

The election of directors (Proposal 1), the proposal to approve the issuance of shares of our Common Stock underlying certain warrants issued by us pursuant to the Securities Purchase Agreement, dated December 23, 2025, in an amount equal to or in excess of 20% of our Common Stock outstanding immediately prior to the issuance of such warrants (Proposal 3), the proposal to approve the repricing of existing warrants to purchase Common Stock issued by us pursuant to certain Securities Purchase Agreements, each dated January 21, 2025, and each amended on December 23, 2025 (Proposal 4), the proposal to approve an amendment to our 2021 Omnibus Equity Incentive Plan to increase the number of shares available for issuance thereunder (Proposal 5), and the proposal to approve an adjournment of the Annual Meeting (Proposal 6) are generally considered to be “non-routine” matters and brokers, banks, or other nominees are not permitted to vote on this matter using their discretion if the broker, bank, or other nominee has not received instructions from the beneficial owner. Accordingly, it is particularly important that the beneficial owners instruct their brokers, banks, or other nominees how they wish to vote their shares on Proposals 1, Proposal 3, Proposal 4, Proposal 5 and Proposal 6. The Auditor Proposal (Proposal 2) is generally considered to be “routine,” hence, a broker, bank or other nominee will have discretionary authority to vote on Proposal 2 even if it does not receive instructions from the beneficial owner. However, if Proposal 2 is deemed by the NYSE to be a “non-routine” matter, brokers will not be permitted to vote using their discretion on Proposal 2 if the broker, bank or other nominee has not received instructions from the beneficial owner. Accordingly, it is particularly important that beneficial owners instruct their brokers how they wish to vote their shares.

Who will count the votes?

Broadridge Financial Solutions will serve as inspector of election at the Annual Meeting and will tabulate and certify the votes.

Where can I find the voting results of the Annual Meeting?

We will publish final voting results of the Annual Meeting in a Current Report on Form 8-K within four business days of the Annual Meeting. The materials we file with or furnish to the SEC are available to the public on the SEC’s Internet website at www.sec.gov. Those filings are also available to the public on our corporate website at www.dermatarx.com. Information contained on our website is not a part of this Proxy Statement and the inclusion of our website address is an inactive textual reference only.

How are we soliciting this proxy?

We are soliciting this proxy on behalf of our Board and will pay all expenses associated therewith. Some of our officers, directors and other employees also may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, facsimile, or other electronic means.

We will also, upon request, reimburse brokers and other persons holding stock in their names, or in the names of nominees, for their reasonable out-of-pocket expenses for forwarding proxy materials to the beneficial owners of the capital stock and to obtain proxies.

Proposals should be addressed to:

Dermata Therapeutics, Inc.

Attn: Corporate Secretary

3525 Del Mar Heights Rd., #322

San Diego, CA 92130

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Cautionary Statement Regarding Forward Looking Statements

This Proxy Statement contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect the current views of our management with respect to, among other things, our operations, our business strategy and plans, our objectives and initiatives, our financial performance, our industry and on our business. Forward-looking statements include all statements that are not historical facts. In some cases, you can identify these forward-looking statements by the use of words such as “outlook,” “believe(s),” “expect(s),” “potential,” “continue(s),” “may,” “will,” “should,” “could,” “would,” “seek(s),” “predict(s),” “intend(s),” “trends,” “plan(s),” “estimate(s),” “anticipates,” “projection,” “will likely result” and or the negative version of these words or other comparable words of a future or forward-looking nature, although not all forward-looking statements contain these words. Such forward-looking statements are based upon various estimates and assumptions, as well as information known to us as of the date hereof and are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements and you should not rely upon forward-looking statements as predictions of future events. These risks and uncertainties include, but are not limited to, those described under the caption “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, and our other SEC filings, which are available on our investor relations website at https://ir.dermatarx.com and on the SEC website at www.sec.gov. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, performance, or achievements. We undertake no obligation to publicly update or review any forward-looking statements, whether as a result of new information, future developments or otherwise, except as required by law.

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PROPOSAL 1: TO ELECT THREE CLASS II DIRECTORS TO SERVE UNTIL THE 2029 ANNUAL

MEETING AND UNTIL THEIR SUCCESSORS HAVE BEEN DULY ELECTED AND QUALIFIED

Our Board is divided into three classes: Class I, Class II, and Class III, with each class serving a three-year term. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy in a class, including vacancies created by an increase in the number of directors, shall serve for the remainder of the full term of that class and until the director’s successor is duly elected and qualified.

As of the date of this Proxy, our Board is composed of seven directors. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy, including vacancies created by an increase in the number of directors, shall hold office for the remainder of the full term of the director for which the vacancy was created or occurred and until such director’s successor shall have been duly elected and qualified or until the director’s earlier resignation, death, or removal.

Each of the nominees listed below is currently one of our directors. If elected at the Annual Meeting, each of these nominees would serve until our 2029 Annual Meeting and until his or her successor has been duly elected and qualified, or, if sooner, until his or her earlier resignation, death, or removal.

Directors are elected by a plurality of the votes of the holders of shares present in person or represented by proxy and entitled to vote on the election of directors. Abstentions and broker non-votes will not be treated as a vote for or against any particular director nominee and will not affect the outcome of the election. Stockholders may not vote, or submit a proxy, for a greater number of nominees than the three nominees named below. The director nominees receiving the highest number of affirmative votes will be elected. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the three director nominees named below. If any director nominee becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for that nominee will instead be voted for the election of a substitute nominee proposed by our Board. Each person nominated for election has agreed to serve if elected. Our management has no reason to believe that any nominee will be unable to serve.

Nominees for Election Until the 2029 Annual Meeting

The following table sets forth the name, age (as of the Record Date), position and tenure of our Class II directors who are up for re-election at the Annual Meeting for a term expiring at the 2029 Annual Meeting:

Name	Age	Position(s)	Served as an Officer or Director Since
David Hale	77	Lead Director	2021
Steven Mento, Ph.D.	74	Director	2021
Brittany Bradrick	56	Director	2022

The following includes a brief biography of each of the nominees standing for election to the Board at the Annual Meeting, based on information furnished to us by each director nominee, with each biography including information regarding the experiences, qualifications, attributes, or skills that caused the Nominating and Corporate Governance Committee and the Board to determine that the applicable nominee should serve as a member of our Board.

David Hale, Lead Director

Mr. Hale is our co-founder and has served as a member of our board of directors since December 2014, and as Lead Director since April 2021. Mr. Hale is Chairman and CEO of Hale BioPharma Ventures, LLC a private company focused on the formation and development of biotechnology, specialty pharma, diagnostic and medical device companies. Mr. Hale is a serial entrepreneur who has been involved in the formation and development of a number of successful biomedical companies. He served as the Chairman of Santarus, Inc., a specialty biopharmaceutical company, since 2004 and a member of Santarus’ board since 2000, prior to its acquisition by Salix Pharmaceuticals, Ltd. in 2014, and as Chairman of SkinMedica, Inc., prior to its sale to Allergan in 2012, Micromet, Inc., prior to its sale to Amgen Inc. in 2012, Somaxon Pharmaceuticals, Inc., prior to its sale to Pernix Therapeutics Holdings Inc. in 2013, Crisi Medical Systems, Inc., prior to its sale to Becton Dickinson & Company in 2015, and Agility Clinical, Inc. prior to its sale to Precision Medicine Inc. in 2017. Mr. Hale is also a co-founder and currently serves as a director of Neurelis, Inc., a private company, and is a co-founder of Zerigo Health, Oncternal Therapeutics, Inc., Inc., Cadence, Inc., Elevation Pharma, Inc., and Zogenix, Inc. Mr. Hale is a co-founder and serves on the Board of Directors of BIOCOM and CONNECT and is a former member of the Board of the Biotechnology Innovation Organization (BIO), and the Biotechnology Institute. He has served on the Board of Rady Children’s Hospital since 1986, including Chairman of the Board from 2011 to 2015, and is founder and Chairman of the Rady Children’s Institute of Genomic Medicine. He is a former member of the UCSD Rady School of Management Dean’s Advisory Council, a member of the board of the University of San Diego, and is a former Director of the San Diego Economic Development Corporation. Mr. Hale was selected as a director due to his industry and executive business experience.

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Steven J. Mento, Ph.D., Director

Dr. Mento became a director upon the effectiveness of our initial public offering in August 2021. Dr. Mento served as President and Chief Executive Officer of Histogen Inc. from March 2023 until September 2023. He assumed these positions in March of 2023. From November 2021 to October 2023, Dr. Mento served as Executive Chairman and Interim President and CEO of Histogen Inc. (Nasdaq: HSTO). Since July 2005, Dr. Mento has served as a director on the board of directors of Conatus Pharmaceuticals, Inc. and from July 2005 to December 2012, Dr. Mento served as chairman of Conatus’ board of directors. Dr. Mento was a co-founder of Conatus and served as its President and Chief Executive Officer from July 2005 until its merger with Histogen Inc. in May 2020. Dr. Mento has over 35 years of combined experience in the biotechnology and pharmaceutical industries. From 1997 to 2005, Dr. Mento was President, Chief Executive Officer and a member of the board of directors of Idun Pharmaceuticals, Inc. Dr. Mento guided Idun during its transition from a discovery focused organization to a drug development company with multiple products in or near human clinical testing. In April 2005, Idun was sold to Pfizer Inc. Previously, Dr. Mento served as President of Chiron Viagene, Inc. (subsequently Chiron Technologies, Center for Gene Therapy) from 1995 to 1997, and Vice President of Chiron Corporation from 1995 to 1997. Dr. Mento was Vice President of research and development at Viagene from 1992 to 1995. Prior to Viagene, Dr. Mento held various positions at American Cyanamid Company from 1982 to 1992, including as Director of Viral Vaccine Research and Development at Lederle-Praxis Biologicals, a business unit of American Cyanamid. Dr. Mento currently serves on the board of directors of Histogen, BIOCOM California and various academic and charitable organizations. He previously served on the boards of Biotechnology Innovation Organization, BIO Emerging Companies Section Governing Board, BIO Health Section Governing Board, and Sangamo Biosciences, Inc. Dr. Mento holds a Ph.D. and M.S., both in Microbiology, from Rutgers University, and a B.A. in Microbiology from Rutgers College. Dr. Mento was selected as a director due to his experience in the biotechnology and pharmaceutical industries, including executive leadership experience at several pharmaceutical companies.

Brittany Bradrick, Director

Ms. Bradrick became a director in January 2022. Ms. Bradrick has served as the Chief Operating Officer and Chief Financial Officer of Neurelis, Inc. since September 2022 and the Chief Financial Officer since October 2021. Prior to joining Neurelis, Ms. Bradrick was Chief Operating Officer and Chief Financial Officer at ViaCyte Inc. from June 2020 to September 2021. Prior to ViaCyte, Ms. Bradrick served in strategy and corporate development positions at Insulet Corporation as Vice President, Strategy & Corporate Development from 2016 to 2020 and as Director, Business Development & Alliance Management at Abbott Laboratories (NYSE: ABT). Ms. Bradrick was appointed as a director to Spectrum Pharmaceuticals, Inc. (Nasdaq: SPPI) on May 4, 2022, and was appointed as the chairperson to the audit committee on May 25, 2022. Prior to these positions, Ms. Bradrick was an investment banker for the life science industry at Piper Jaffray, Credit Suisse, and Chase Securities from 1997 to 2007. Ms. Bradrick began her career as a Federal Reserve Bank Examiner. Ms. Bradrick holds an M.B.A. from the Johnson Graduate School of Management at Cornell University and a B.S. in Business Administration from the University of Missouri. Ms. Bradrick was selected as a director due to her extensive industry and financial experience.

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ELECTION OF THE CLASS II DIRECTOR NOMINEES.

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Continuing Directors

The following table sets forth the name, age, position, and tenure of the directors who are serving for terms that end at some point following the Annual Meeting.

Name	Age	Position(s)	Served as an Officer or Director Since	Term Will Continue Until Annual Meeting Held In
Gerald T. Proehl	67	President, Chief Executive Officer and Chairman	2014	2027
Wendell Wierenga, Ph.D.	78	Director	2016	2027
Kathleen Scott	57	Director	2021	2027
Andrew Sandler, M.D.	61	Director	2021	2028

The following biographical descriptions set forth certain information with respect to directors who are serving for terms that end following the Annual Meeting, based on information furnished to us by each director.

Class III Directors Continuing in Office until the 2027 Annual Meeting

Gerald T. Proehl, Chief Executive Officer and Chairman

Mr. Proehl became a director and our President and Chief Executive Officer in December 2014 and became our Chairman in April 2021. Mr. Proehl has more than 30 years of experience within the pharmaceutical industry and 21 years of experience as a chief executive officer. From January 2002 until January 2014, Mr. Proehl was President and CEO of Santarus, Inc., where he led the sale of Santarus, Inc. to Salix Pharmaceuticals, Inc. for $2.6 billion. Prior to Santarus, Inc., Mr. Proehl worked for Hoechst Marion Roussel, Inc. for 14 years, where he served in various capacities, including VP of Global Marketing. While at Hoechst, he was responsible for marketing products in multiple therapeutic areas, including cardiology, allergy/respiratory, immunology, and neurology. Mr. Proehl holds a B.S. in Education from State University of New York at Cortland, an M.A. in Exercise Physiology from Wake Forest University, and an M.B.A. from Rockhurst University. Mr. Proehl currently serves as chairman of the board of one public company, Tenax Therapeutics, Inc. (NYSE: TENX). Mr. Proehl was selected as an officer and director due to his leadership experience at other companies and his history of founding and operating specialty pharmaceutical companies.

Wendell Wierenga, Ph.D., Director

Dr. Wierenga became a director in September 2016. From June 2011 to January 2014, Dr. Wierenga served as Executive Vice President, Research and Development at Santarus, Inc., a public biopharmaceutical company that was acquired by Salix Pharmaceuticals, Inc. in January 2014. From July 2004 to May 2011, Dr. Wierenga served as Executive Vice President, Research and Development at Ambit Biosciences Corporation and Neurocrine Biosciences, Inc. (Nasdaq: NBIX). Prior to Neurocrine, from August 1999 to June 2004 he served as the Chief Executive Officer for Syrrx, Inc. where he built an early-stage biotech company which was acquired by Takeda Pharmaceutical Company Limited in 2005. From 1990 to 2000, Dr. He also was Sr. VP of Research at Parke Davis/Warner Lambert, when it was acquired by Pfizer Inc. and prior to that held various positions in research at Upjohn Pharmaceuticals from 1974-1990. Dr. Wierenga earned his Ph.D. in chemistry from Stanford University and his B.A. from Hope College in Holland, Michigan. Dr. Wierenga is currently the chair of the Board of Directors of Crinetics Pharmaceuticals, Inc. (Nasdaq: CRNX) and is also a member of the Board of Directors of Cytokinetics, Inc. (Nasdaq: CYTK). He was most recently was on the Board of Directors for Anacor Pharmaceuticals Inc. and XenoPort, Inc. prior to their sales to Pfizer Inc. and Arbor Pharmaceuticals, LLC, respectively. Dr. Wierenga was selected as a director due to his industry and executive business experience.

Kathleen Scott, Director

Ms. Scott became a director upon the effectiveness of our initial public offering in August 2021. Ms. Scott is currently the Chief Financial Officer of ARS Pharmaceuticals, Inc., a publicly traded biotech company (Nasdaq: SPRY). Prior to ARS Pharmaceuticals, Ms. Scott was the Chief Financial Officer of Neurana Pharmaceuticals from January 2017 to March 2022, Recros Medica from August 2014 to April 2021, Adigica Health from February 2016 to March 2021, Clarify Medical from August 2014 to December 2016, Oncternal Therapeutics from March 2016 to May 2016, MDRejuvena from August 2014 to August 2016, and BioSurplus from March 2010 to November 2014. Prior to BioSurplus, Ms. Scott was a Partner at RA Capital Advisors, a San Diego private investment bank providing financial advisory services. Ms. Scott spent over 15 years with RA Capital Advisors, from December 1994 to July 2010, completing billions of dollars of mergers, acquisitions, divestitures, and restructurings for a broad range of corporate clients. Ms. Scott started her career as an auditor in Arthur Andersen’s San Diego office, focusing on both public and private clients. Ms. Scott was the past board chair and is a current director of the YMCA of San Diego County. In September of 2023 Ms. Scott became a director of NKGen Biotech, Inc. (OTCQX: NKGN) and is currently the chair of its audit and compensation committees. Ms. Scott is a CPA and CFA charter holder and graduated magna cum laude from UCLA with a B.S. in economics/business. Ms. Scott was selected as a director due to her extensive industry and financial experience.

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Class I Director Continuing in Office until the 2028 Annual Meeting

Andrew Sandler, M.D., Director

Dr. Sandler became a director upon the effectiveness of our initial public offering in August 2021. Dr. Sandler served as Chief Medical Officer of Alpine Immune Sciences, Inc. (Nasdaq: ALPN) from August 2022 until June 2024. From September 2017 until June 2022, Dr. Sandler served as Chief Medical Officer at Kiadis Pharma N.V. Prior to Kiadis, Dr. Sandler was Senior Vice President, Medical Affairs at Medivation (acquired by Pfizer) from January 2016 to June 2017. Dr. Sandler held various additional roles including Chief Medical Officer and Seattle Site Head at Dendreon Pharmaceuticals from October 2010 to April 2015. Prior to Dendreon, Dr. Sandler was Chief Medical Officer at Spectrum Pharmaceuticals from September 2008 to April 2010, and Vice President, Head of Global Medical Affairs, Oncology for Bayer Healthcare Pharmaceuticals from February 2008 to February 2010. Dr. Sandler also held various positions at Berlex Oncology/Schering AG from October 2003 to August 2008, and Seagen, Inc. from October 1999 to June 2003. Dr. Sandler was a Fellow in Hematology/Medical Oncology at the University of California, San Francisco (UCSF) from July 1994 to June 1996. He did his Internship, Residency, and Chief Residency at Mt. Sinai Hospital in New York, NY from July 1990 to June 1994. Dr. Sandler attended and received his MD degree from Mount Sinai School of Medicine (Icahn School of Medicine at Mt. Sinai) from July 1986 to June 1990. In addition, he graduated from the University of Rochester with a B.S. degree in Neuroscience in 1986. Dr. Sandler was selected as a director due to his experience in the biotechnology and pharmaceutical industries as well as his leadership experience.

CORPORATE GOVERNANCE

Board of Director Composition

Our Board is currently composed of seven directors. Our directors hold office until their successors have been elected and qualified or until the earlier of their resignation or removal.

In accordance with the terms of our Certificate of Incorporation and our amended and restated bylaws, as amended, (“Bylaws”) our Board is divided into three classes, Class I, Class II, and Class III, with each class serving staggered three-year terms. Upon the expiration of the term of a class of directors, directors in that class will be eligible to be elected for a new three-year term at the annual meeting of stockholders in the year in which their term expires. Our directors are divided among the three classes as follows:

●	The Class I director is Andrew Sandler, M.D; his term expires at the 2028 annual meeting of stockholders.

●	The Class II directors are David Hale, Brittany Bradrick, and Steven J. Mento, Ph.D.; their terms will expire at the current Annual Meeting.

●	The Class III directors are Gerald T. Proehl, Wendell Wierenga, Ph.D., and Kathleen Scott; their terms expire at the 2027 annual meeting of stockholders.

We expect that any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. The division of our Board into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control.

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Our Certificate of Incorporation and Bylaws provide that the authorized number of directors may be changed only by resolution of our Board. Our Certificate of Incorporation and Bylaws also provide that our directors may be removed only for cause, and that any vacancy on our Board, including a vacancy resulting from an enlargement of our Board, may be filled only by vote of a majority of our directors then in office, even if less than a quorum, or by a sole remaining director.

Board of Director Meetings

Our Board met 21 times in 2025. Each of the directors attended at least 75% of the aggregate of (i) the total number of meetings of our Board (held during the period for which such directors served on the Board) and (ii) the total number of meetings of all committees of our Board on which the director served (during the periods for which the director served on such committee or committees). We do not have a formal policy requiring members of the Board to attend our annual meetings.

Director Independence

The Nasdaq Stock Market LLC requires a majority of a listed company’s board of directors to be comprised of independent directors. In addition, the rules require that each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent under the Securities Exchange Act of 1934, as amended, or the Exchange Act. Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act and compensation committee members must also satisfy the independence criteria set forth in Rule 10C-1 under the Exchange Act. Under the Nasdaq Listing Rules, a director will only qualify as an “independent director” if, among other things, in the opinion of the listed company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

In order to be considered independent for purposes of Rule 10A-3 of the Exchange Act, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee, accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries or otherwise be an affiliated person of the listed company or any of its subsidiaries. In order to be considered independent for purposes of Rule 10C-1, the board must consider, for each member of a compensation committee of a listed company, all factors specifically relevant to determining whether a director has a relationship to such company which is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member, including, but not limited to: (1) the source of compensation of the director, including any consulting, advisory or other compensatory fee paid by such company to the director; and (2) whether the director is affiliated with the company or any of its subsidiaries or affiliates.

Our Board undertook a review of its composition, the composition of its committees and the independence of each director. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our Board has determined that, David Hale, Wendell Wierenga, Ph.D., Andrew Sandler, M.D., Steven J. Mento, Ph.D., Brittany Bradrick, and Kathleen Scott do not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under the Rules of Nasdaq and the SEC.

Board Committees

Our Board has established an audit committee (“Audit Committee”), a compensation committee (“Compensation Committee”), and a nominating and corporate governance committee (the “Nominating and Corporate Governance Committee”). Our Board may establish other committees to facilitate the management of our business. The composition and functions of each committee named above are described below. Members serve on these committees until their resignation or until otherwise determined by our Board. Each of these committees operate under a charter that has been approved by our Board, which are available on our website.

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Audit Committee. Our Audit Committee consists of Kathleen Scott, Steven Mento, and Brittany Bradrick, with Ms. Scott serving as the Chairwoman of the Audit Committee. Our Board has determined that the three directors currently serving on our Audit Committee are independent within the meaning of the Nasdaq Marketplace Rules and Rule 10A-3 under the Exchange Act. In addition, our Board has determined that Kathleen Scott qualifies as an “audit committee financial expert” within the meaning of SEC regulations and the Nasdaq Marketplace Rules. Each of the members of the Audit Committee meets the requirements for financial literacy under the applicable rules and regulations of the SEC and Nasdaq.

The Audit Committee’s responsibilities include:

●	appointing, approving the compensation of, and assessing the qualifications, performance and independence of our independent registered public accounting firm, and in particular the provision of additional services to each entity covered by the Audit Committee;

●	pre-approving audit and permissible non-audit services, and the terms of such services, to be provided by our independent registered public accounting firm;

●	reviewing and discussing with management and the independent registered public accounting firm our annual and quarterly financial statements and related disclosures as well as critical accounting policies and practices used by us;

●	monitoring the audit of our financial statements;

●	setting policies for our hiring of employees or former employees of our independent registered public accounting firm;

●	reviewing our significant risks or exposures and assessing the steps that management has taken or should take to monitor and minimize such risks or exposures;

●	reviewing the adequacy of our internal control over financial reporting, including information system controls and security;

●	monitoring the effectiveness of our systems of internal control, internal audit and risk management for each entity covered by the Audit Committee;

●	establishing policies and procedures for the receipt and retention of accounting-related complaints and concerns;

●	recommending, based upon the audit committee’s review and discussions with management and the independent registered public accounting firm, whether our audited financial statements shall be included in our Annual Report on Form 10-K;

●	monitoring our compliance with legal and regulatory requirements as they relate to our financial statements and accounting matters;

●	preparing the Audit Committee report required by the rules of the SEC to be included in our annual proxy statement;

●	overseeing cybersecurity risk management and strategies;

●	reviewing all related party transactions for potential conflict of interest situations and approving all such transactions; and

●	reviewing and discussing with management and our independent registered public accounting firm our earnings releases and scripts.

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Our Audit Committee operates pursuant to a charter that is available on our website at https://ir.dermatarx.com/ under the Governance section. Our Audit Committee met 4 times in 2025.

Compensation Committee. Our Compensation Committee consists of Wendell Wierenga, Ph.D., David Hale, and Andrew Sandler, M.D., with Dr. Wierenga serving as the Chairman of the Compensation Committee. Our Board has determined that the three directors currently serving on our Compensation Committee are independent under the listing standards, are “non-employee directors” as defined in rule 16b-3 promulgated under the Exchange Act and are “outside directors” as that term is defined in Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).

The Compensation Committee’s responsibilities include:

●	reviewing and approving corporate goals and objectives relevant to the compensation of our chief executive officer, the officers who report directly to the chief executive officer and all officers who are “insiders” subject to Section 16 of the Exchange Act;

●	evaluating the performance of our chief executive officer and such other officers in light of such corporate goals and objectives and determining and approving, or recommending to our Board for approval, the compensation of our chief executive officer and such other officers;

●	appointing, compensating, and overseeing the work of any compensation consultant, legal counsel or other advisor retained by the compensation committee;

●	conducting the independence assessment outlined in the listing standards of the Nasdaq Capital Market with respect to any compensation consultant, legal counsel or other advisor retained by the compensation committee;

●	annually reviewing and reassessing the adequacy of the committee charter;

●	reviewing and establishing our overall management compensation and our compensation philosophy and policy;

●	overseeing and administering our equity compensation and other compensatory plans;

●	reviewing and approving our equity and incentive policies and procedures for the grant of equity-based awards and approving the grant of such equity-based awards;

●	reviewing and making recommendations to our Board with respect to non-employee director compensation; and

●	producing a report, if required, on executive compensation to be included in our annual proxy statement or Annual Report on Form 10-K.

Our Compensation Committee operates pursuant to a charter that is available on our website at https://ir.dermatarx.com/ under the Governance section. Our Compensation Committee met 2 times in 2025.

Nominating and Corporate Governance Committee. Our Nominating and Corporate Governance Committee consists of David Hale, Steven Mento, Ph.D., and Andrew Sandler, M.D., with Mr. Hale serving as the Chairman of the Nominating and Corporate Governance Committee. All members of the Nominating and Corporate Governance Committee are independent directors as defined under the Nasdaq listing standards.

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The nominating and corporate governance committee’s responsibilities include:

●	establishing procedures for identifying and evaluating board of director candidates, including nominees recommended by stockholder;

●	identifying individuals qualified to become members of our Board;

●	recommending to our Board the persons to be nominated for election as directors and to each of our Board’s committees;

●	developing and recommending to our Board a set of corporate governance principles;

●	articulating to each director what is expected, including reference to the corporate governance principles and directors’ duties and responsibilities;

●	reviewing and recommending to our Board practices and policies with respect to directors;

●	reviewing and recommending to our Board the functions, duties and compositions of the committees of our Board;

●	reviewing and assessing the adequacy of the committee charter and submitting any changes to our Board for approval;

●	considering and reporting to our Board any questions of possible conflicts of interest of Board’s members;

●	providing for new director orientation and continuing education for existing directors on a periodic basis;

●	performing an evaluation of the performance of the committee; and

●	overseeing the evaluation of our Board.

Our Nominating and Corporate Governance Committee operates pursuant to a charter that is available on our website at https://ir.dermatarx.com/ under the Governance section. Our Nominating and Corporate Governance Committee did not meet in 2025 but acted by written consent on 1 occasion.

Director Nominations Process

The Nominating and Corporate Governance Committee is responsible for recommending candidates to serve on our Board and its committees. In considering whether to recommend any particular candidate to serve on the Board or its committees or for inclusion in the Board’s slate of recommended director nominees for election at an annual meeting of stockholders, the Nominating and Corporate Governance Committee may take into account many factors, including: personal and professional integrity, ethics and values; experience in corporate management, such as serving as an officer or former officer of a publicly held company; strong finance experience; relevant social policy concerns; experience relevant to the Company’s industry; experience as a board member of another publicly held company; relevant academic expertise or other proficiency in an area of the Company’s operations; diversity of expertise and experience in substantive matters pertaining to the Company’s business relative to other Board members; diversity of background and perspective, including, but not limited to, with respect to age, gender, race and ethnicity; practical and mature business judgment, including, but not limited to, the ability to make independent analytical inquiries; and any other relevant qualifications, attributes or skills. In determining whether to recommend a director for re-election, the Nominating and Corporate Governance Committee may also consider the director’s past attendance at meetings and participation in and contributions to the activities of the Board.

We do not have a formal policy with regard to the consideration of diversity in identifying director nominees. The Board evaluates each individual in the context of the Board as a whole, with the objective of assembling a group that can best perpetuate the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience in these various areas.

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In identifying prospective director candidates, the Nominating and Corporate Governance Committee may seek referrals from other members of the Board, management, stockholders, and other sources, including third party recommendations. The Nominating and Corporate Governance Committee also may, but need not, retain a search firm in order to assist it in identifying candidates to serve as directors of the Company. The Nominating and Corporate Governance Committee uses the same criteria for evaluating candidates regardless of the source of the referral or recommendation. When considering director candidates, the Nominating and Corporate Governance Committee seeks individuals with backgrounds and qualities that, when combined with those of our incumbent directors, provide a blend of skills and experience to further enhance the Board’s effectiveness. In connection with its annual recommendation of a slate of nominees, the Nominating and Corporate Governance Committee also may assess the contributions of those directors recommended for re-election in the context of the Board evaluation process and other perceived needs of the Board.

Each of the director nominees to be elected at the Annual Meeting was evaluated in accordance with our standard review process for director candidates in connection with their initial appointment and their nomination for election at the Annual Meeting. When considering whether the directors and nominees have the experience, qualifications, attributes, and skills, taken as a whole, to enable the Board to satisfy its oversight responsibilities effectively in light of our business and structure, the Board focused primarily on the information discussed in each of the member’s biographical information set forth above. We believe that our directors provide an appropriate mix of experience and skills relevant to the size and nature of our business. This process resulted in the Board’s nomination of the incumbent directors named in this Proxy Statement and proposed for election by you at the Annual Meeting.

Stockholder Nominations for Directorships

Stockholders may recommend individuals to the Nominating and Corporate Governance Committee for consideration as potential director candidates by submitting their names and background to the Secretary of the Company at the address set forth below under “Stockholder Communications” in accordance with the provisions set forth in our bylaws. All such recommendations will be forwarded to the Nominating and Corporate Governance Committee, which will review and only consider such recommendations if appropriate biographical and other information is provided, including, but not limited to, the items listed below, on a timely basis. All security holder recommendations for director candidates must be received by the Company in the timeframe(s) set forth under the heading “Stockholder Proposals” below. Stockholders who wish to recommend a candidate for nomination should contact our Secretary in writing and provide the following information:

●	the name and address of record of the security holder;

●	a representation that the security holder is a record holder of the Company’s securities, or if the security holder is not a record holder, evidence of ownership in accordance with Rule 14a-8(b)(2) of the Securities Exchange Act of 1934;

●	the name, age, business and residential address, educational background, current principal occupation or employment, and principal occupation or employment for the preceding five (5) full fiscal years of the proposed director candidate;

●	a description of the qualifications and background of the proposed director candidate and a representation that the proposed director candidate meets applicable independence requirements;

●	a description of any arrangements or understandings between the security holder and the proposed director candidate; and

●	the consent of the proposed director candidate to be named in the proxy statement relating to the Company’s annual meeting of stockholders and to serve as a director if elected at such annual meeting.

Assuming that appropriate information is provided for candidates recommended by stockholders, the Nominating and Corporate Governance Committee will evaluate those candidates by following substantially the same process, and applying substantially the same criteria, as for candidates submitted by members of the Board or other persons, as described above and as set forth in its written charter.

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Board Leadership Structure and Role in Risk Oversight

Our Chief Executive Officer and Chairman positions are held by Gerald T. Proehl. Mr. Proehl currently beneficially owns approximately 17% of the voting power of our Common Stock (including shares beneficially owned by Proehl Investment Ventures LLC). Periodically, our Board assesses these roles and the board of directors leadership structure to ensure the interests of Dermata and our stockholders are best served. Our Board has determined that its current leadership structure is appropriate. Gerald T. Proehl, as one of our founders and as our President, Chief Executive Officer and Chairman, has extensive knowledge of all aspects of us, our business and the risks associated with our business.

While management is responsible for assessing and managing risks to the Company, our board of directors is responsible for overseeing management’s efforts to assess and manage risk. This oversight is conducted primarily by our full board of directors, which has responsibility for general oversight of risks, and standing committees of our board of directors. Our Board satisfies this responsibility through full reports by each committee chair regarding the committee’s considerations and actions, as well as through regular reports directly from officers responsible for oversight of particular risks within our company. Our Board believes that full and open communication between management and our Board is essential for effective risk management and oversight.

The role of the Board in overseeing the management of our risks is conducted primarily through committees of the Board, as disclosed in the descriptions of each of the committees above and in the charters of each of the committees. The full Board (or the appropriate Board committee in the case of risks that are under the purview of a particular committee) discusses with management our major risk exposures, their potential impact on us, and the steps we take to manage them. When a committee is responsible for evaluating and overseeing the management of a particular risk or risks, the chairman of the relevant committee reports on the discussion to the full Board during the committee reports portion of the next Board meeting. This enables the Board and its committees to coordinate the risk oversight role, particularly with respect to risk interrelationships.

The Audit Committee is responsible for discussing the Company’s policies with respect to risk assessment and risk management, including guidelines and policies to govern the process by which the Company’s exposure to financial risk is handled. In accordance with those policies, our Board and the Board committees have an active role in overseeing management of the Company’s risks. Our Board regularly reviews information regarding the Company’s credit, liquidity and operations, as well as the risks associated with each. The Compensation Committee oversees the management of risks relating to the Company’s executive compensation plans and arrangements. The Audit Committee oversees financial and cybersecurity risks. The Nominating and Corporate Governance Committee manages risks associated with the independence of our Board and potential conflicts of interest.

Stockholder Communications

Our Board will give appropriate attention to written communications that are submitted by stockholders and will respond if and as appropriate. Absent unusual circumstances or as contemplated by committee charters, and subject to advice from legal counsel, the Secretary of Dermata is primarily responsible for monitoring communications from stockholders and for providing copies or summaries of such communications to the board as he considers appropriate.

Communications from stockholders will be forwarded to all directors if they relate to important substantive matters or if they include suggestions or comments that the Secretary considers to be important for the Board to know. Communication relating to corporate governance and corporate strategy are more likely to be forwarded to the Board than communications regarding personal grievances, ordinary business matters, and matters as to which the Company tends to receive repetitive or duplicative communications.

Stockholders who wish to send communications to the Board should address such communications to: The Board of Directors, Dermata Therapeutics, Inc., 3525 Del Mar Heights Rd., #322, San Diego, CA 92130, Attention: Corporate Secretary.

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Evaluations of the Board of Directors

The Board evaluates its performance and the performance of its committees and individual directors on an annual basis through an evaluation process administered by the Nominating and Corporate Governance Committee. The Board discusses each evaluation to determine what, if any, actions should be taken to improve the effectiveness of the Board or any committee thereof or of the directors.

Code of Business Conduct and Ethics

We have adopted a written code of business conduct and ethics that applies to our employees, officers and directors. A current copy of the code is posted on the Corporate Governance section of our website, which is located at www.dermatarx.com. We intend to disclose future amendments to certain provisions of our code of business conduct and ethics, or waivers of such provisions applicable to any principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, and our directors, on our website identified above or in filings with the SEC. Our Code of Business Conduct and Ethics is a “code of ethics,” as defined in Item 406(b) of Regulation S-K. We will make any legally required disclosures regarding amendments to, or waivers of, provisions of our code of ethics on our website. The information contained in, or that can be accessed through, our website is not incorporated by reference and is not part of this Proxy Statement.

Anti-Hedging Policy

Under the terms of our insider trading policy, we prohibit each officer, director, and employee, and each of their family members and controlled entities, from engaging in certain forms of hedging or monetization transactions. Such transactions include those, such as zero-cost collars and forward sale contracts, that would allow them to lock in much of the value of their stock holdings, often in exchange for all or part of the potential for upside appreciation in the stock, and to continue to own the covered securities but without the full risks and rewards of ownership.

Insider Trading Policy

The Company has an insider trading policy governing the purchase, sale and other dispositions of the Company’s securities and certain other securities that applies to all Company personnel, including directors, officers, and employees. The Company believes that its insider trading policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and listing standards applicable to the Company. A copy of the Company’s insider trading policy is filed as Exhibit 19.1 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

Family Relationships

There are no family relationships among any of our directors or executive officers.

Limitation of Directors Liability and Indemnification

We have entered into indemnification agreements with each of our current directors and executive officers. These agreements require us to indemnify these individuals to the fullest extent permitted under Delaware law against liabilities that may arise by reason of their service to us, and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified. We also intend to enter into indemnification agreements with our future directors and executive officers.

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EXECUTIVE OFFICERS

The following table sets forth certain information regarding our current executive officers, as of the Record Date:

Name	Age	Position(s)	Serving in Position Since
Gerald T. Proehl	67	President, Chief Executive Officer and Chairman	2014
Kyri K. Van Hoose	48	Senior Vice President, Chief Financial Officer	2021
Christopher J. Nardo, Ph.D.	61	Senior Vice President, Chief Development Officer	2022
Maria Bedoya Toro Munera, Ph.D.	74	Senior Vice President, Regulatory Affairs & Quality Assurance	2016

Our executive officers are elected by, and serve at the discretion of, our Board. The business experience for the past five years, and in some instances, for prior years, of each of our executive officers is as follows:

Management

Gerald T. Proehl, President, Chief Executive Officer, and Chairman

Mr. Proehl became a director and our President and Chief Executive Officer in December 2014 and became our Chairman in April 2021. For Mr. Proehl’s biography, please see the section above entitled “Class III Directors Continuing in Office until the 2027 Annual Meeting.”

Kyri K. Van Hoose, Senior Vice President, Chief Financial Officer

Ms. Van Hoose became our Senior Vice President and Chief Financial Officer in September 2021. Ms. Van Hoose is a seasoned and collaborative professional with over 25 years of experience. Prior to joining Dermata, from September 2020 to April 2021, Ms. Van Hoose served as Chief Financial Officer of TEGA Therapeutics, Inc., a private biotechnology company. Prior to TEGA, from November 2019 to April 2020, Ms. Van Hoose served as the head of finance for Curzion Pharmaceuticals, Inc., a private, rare disease company, until its acquisition by Horizon Therapeutics plc in April 2020. Ms. Van Hoose also served as head of finance at Avelas Biosciences, Inc., a clinical-stage biotechnology company from December 2017 to July 2019. From September 2005 to February 2016, Ms. Van Hoose held leadership positions of increasing responsibilities at Acadia Pharmaceuticals, Inc., including Senior Director of Finance and Corporate Controller. Ms. Van Hoose began her career at Deloitte and is a licensed Certified Public Accountant (California inactive). Ms. Van Hoose earned her B.S. in Accounting at the University of Southern California and M.B.A. at the University of California, Irvine.

Christopher J. Nardo, Ph.D., Senior Vice President, Chief Development Officer

Dr. Nardo became our Senior Vice President and Chief Development Officer in July 2022, and previously was our Senior Vice President of Development beginning in June 2015. Dr. Nardo has more than 25 years’ experience in the biopharmaceutical industry and has successfully filed more than a dozen marketing applications in the United States, Europe, Canada, Australia and Japan. His experience spans pre-clinical work through Phase 4 drug development of both small molecules and biologics for a broad range of therapeutic areas including: dermatology, ophthalmology, oncology, antiviral, urology, auto-immune and cardiology. From 2010 to 2015, Dr. Nardo was Senior Director of Clinical Development at Allergan where he had responsibility for the conduct, submission, and approval of several global drug development programs, involving multiple dermatology assets, which included several new indications for BOTOX®. From 2005 to 2010, Dr. Nardo served as Vice President of Clinical Operations at Spectrum Pharmaceuticals where he worked on developing new therapeutic opportunities in oncology and urology, including Fusilev® and Zevalin®. Prior to joining Spectrum, Dr. Nardo held several clinical development positions with increasing responsibility at CancerVax Corporation, The Immune Response Corporation, and Procter and Gamble. Dr. Nardo earned a Ph.D. in Epidemiology from the University of North Carolina at Chapel Hill, an M.P.H. from San Diego State University, and a B.S. (Biology) from Loyola Marymount University.

Maria Bedoya Toro Munera, Ph.D., Senior Vice President, Regulatory Affairs & Quality Assurance

Dr. Bedoya Toro Munera became our Senior Vice President of Regulatory Affairs and Quality Assurance in January 2016. Dr. Bedoya Toro Munera has more than 30 years of experience in regulatory compliance, quality control and quality assurance within the pharmaceutical industry. From 2014 until its sale to Celgene in 2015, Dr. Bedoya Toro Munera served as Senior Vice President, Regulatory Affairs and Quality Assurance at Receptos Inc. Prior to Receptos, Inc., Dr. Bedoya Toro Munera served as Senior Vice President of Regulatory Affairs and Quality Assurance at Santarus, Inc. from June 2007 to January 2014. She previously served as Senior Director Regulatory Affairs at Eisai Medical Research Inc., from November 2006 to May 2007, moving to Eisai from Ligand Pharmaceuticals, Inc. when Ligand divested their oncology products to Eisai in November 2006. Dr. Bedoya Toro Munera worked as Senior Director Global Regulatory Affairs and Compliance at Ligand from 2003 to 2006. From 2000 to 2003, she served as Director Global Regulatory Affairs at Baxter Hyland Immuno. From 1998 to 2000, Dr. Bedoya Toro Munera worked at BASF Bioresearch Corporation as Director, Regulatory Affairs/Quality, and from 1996 to 1998, she worked as Director, Quality Assurance and Regulatory Compliance at Amylin Pharmaceuticals. From 1988 to 1996, Dr. Bedoya Toro Munera worked at Rhone-Poulenc Rorer in a number of increasingly responsible positions in regulatory compliance, quality assurance, quality control and compliance. Dr. Bedoya Toro Munera holds an M.B.A. from the University of Chicago, and a Ph.D. in bio-analytical chemistry from Ohio University. In addition, she has a M.A. in bio-analytical chemistry and a B.S. in chemistry from Western Michigan University.

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EXECUTIVE COMPENSATION

Summary Compensation Table

The following table presents information regarding the total compensation awarded to, earned by, or paid to our chief executive officer, chief financial officer and the most highly-compensated executive officer (other than the chief executive officer and chief financial officer) who were serving as executive officers as of December 31, 2025 and December 31, 2024 for services rendered in all capacities to us for the years ended December 31, 2025 and December 31, 2024. These individuals are our Named Executive Officers for 2025. We had no other named executive officers in 2025 and 2024.

Name and Principal Position	Year	Salary	Bonus		Stock Option Awards (3)	Total
Gerald T. Proehl	2025	$280,000	$140,000	(4)	$52,515	$472,515
President and Chief Executive Officer	2024	280,000	117,600	(2)	64,373	461,973

Kyri K. Van Hoose	2025	346,568	138,627	(1)	23,340	508,535
Senior Vice President, Chief Financial Officer	2024	328,500	110,376	(2)	25,740	464,616

Christopher J. Nardo, Ph.D.	2025	366,975	146,790	(1)	23,340	537,105
Senior Vice President, Chief Development Officer	2024	349,500	117,432	(2)	25,748	492,680

(1)	Bonuses earned for 2025 were paid in 2026, except for Mr. Proehl. See note (4) below.

(2)	Bonuses earned for 2024 were paid in April 2025, after topline data from STAR-1 was announced in March 2025.

(3)	In accordance with SEC rules, this column reflects the aggregate grant date fair value of the stock option awards granted during 2025 and 2024. These amounts have been computed in accordance with FASB ASC Topic 718. Assumptions used in the calculation of this amount are described in Note 7 to our financial statements. This amount does not reflect the actual economic value that will be realized by the executives upon the vesting of the stock options, the exercise of the stock options, or the sale of the common stock underlying such stock options.

(4)	In order to preserve cash, Mr. Proehl’s bonus earned for 2025 is not expected to be paid until the Company’s achievement of a certain financing amount, as set by the Board.

Employment Agreements with Our Named Executive Officers

We are party to employment agreements with each of our Named Executive Officers listed below. Each of these Named Executive Officers are currently party to customary confidentiality and intellectual property assignment agreements with us.

Gerald T. Proehl

On December 6, 2021, we entered into an employment agreement with Mr. Proehl (the “Proehl Agreement”). Under the terms of the Proehl Agreement, Mr. Proehl holds the position of President and Chief Executive Officer and is due a base salary of $350,000 annually, subject to periodic review and adjustment as the Board deems appropriate. However, starting in July 2022, in an effort to preserve the Company’s cash, Mr. Proehl voluntarily agreed to a base salary of $280,000, which the Compensation Committee approved. Mr. Proehl’s base salary was subsequently increased on January 1, 2026, to $291,200. In addition, Mr. Proehl is eligible to receive an annual bonus, with a target amount equal to 50% of Mr. Proehl’s base salary. The actual amount of each annual bonus will be based upon the level of achievement of certain of our corporate objectives and Mr. Proehl’s individual objectives, in each case, as established by the Company and Mr. Proehl for the calendar year with respect to which the annual bonus relates. The determination of the level of achievement of the corporate objectives and Mr. Proehl’s individual performance objectives for a year shall be made by us in our reasonable discretion. In addition, Mr. Proehl is eligible to receive, from time to time, equity awards under our existing equity incentive plan, or any other equity incentive plan we may adopt in the future, and the terms and conditions of such awards, if any, will be determined by our board of directors or the Compensation Committee, in their discretion. Mr. Proehl will also be eligible to participate in any executive benefit plan or program we adopt.

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We may terminate Mr. Proehl’s employment at any time without Cause (as that term is defined in the Proehl Agreement) upon four weeks prior written notice to Mr. Proehl. Mr. Proehl may terminate his employment for Good Reason (as that term is defined in the Proehl Agreement) upon 60 days written notice.

If Mr. Proehl’s employment is terminated without Cause or for Good Reason, Mr. Proehl will be entitled to receive (i) his earned but unpaid base salary through the final day of his employment, (ii) expenses reimbursable under the Proehl Agreement incurred on or prior to the last day of his employment, (iii) any amounts or benefits that are vested amounts or benefits that Mr. Proehl is entitled to receive under any of our equity compensation plans (clauses (i) through (iii) collectively, the Accrued Obligations), (iv) severance payments equal to 12 months of Mr. Proehl’s base salary (to be paid in a lump sum on the next regular payroll date within 60 days of Mr. Proehl’s termination), (v) a pro-rated payment equal to the annual bonus the Board determines is due, and (vi) if elected, we will reimburse Mr. Proehl for certain COBRA health benefits for 12 months.

Notwithstanding the above, if Mr. Proehl’s employment is terminated without Cause or he resigns for Good Reason either within three months immediately preceding or within one year after a Change of Control (as defined in the 2021 Plan), Mr. Proehl will receive (i) the Accrued Obligations, (ii) severance payments equal to 18 months of Mr. Proehl’s base salary (to be paid in a lump sum on the next regular payroll date within 60 days of Mr. Proehl’s termination), (iii) the targeted annual bonus amount the Board determines is due to Mr. Proehl, (iv) if elected, we will reimburse Mr. Proehl for certain COBRA health benefits for 18 months, and (v) Mr. Proehl will be deemed to be fully vested in all of his outstanding equity awards as of the date of his termination.

If Mr. Proehl’s employment is terminated with Cause or without Good Reason, he will be entitled to receive (i) his earned but unpaid base salary through the final day of his employment, (ii) expenses reimbursable under the employment agreement incurred on or prior to the last day of his employment, and (iii) any amounts or benefits that are vested amounts or benefits that Mr. Proehl is entitled to receive under any of our equity compensation plans.

We may terminate Mr. Proehl’s employment at any time for Cause upon written notice to Mr. Proehl. Mr. Proehl may voluntarily terminate his employment at any time without Good Reason upon four weeks prior written notice.

Kyri K. Van Hoose

On November 19, 2021, we entered into an employment agreement with Ms. Van Hoose, which was subsequently amended on January 1, 2022 (as amended, the “Van Hoose Agreement”). Under the terms of the Van Hoose Agreement, she holds the position of Senior Vice President and Chief Financial Officer and receives a base salary of $300,000 annually, subject to periodic review and adjustment as the Board deems appropriate. As of January 1, 2026, Ms. Van Hoose receives an annual base salary of $360,430. In addition, Ms. Van Hoose is eligible to receive an annual bonus, with a target amount equal to forty percent (40%) of Ms. Van Hoose’s base salary. The actual amount of each annual bonus will be based upon the level of achievement of our corporate objectives and Ms. Van Hoose’s individual objectives, in each case, as established by us and Ms. Van Hoose for the calendar year with respect to which the annual bonus relates. The determination of the level of achievement of the corporate objectives and Ms. Van Hoose’s individual performance objectives for a year shall be made by us in our reasonable discretion. In addition, pursuant to the terms of her employment agreement, Ms. Van Hoose is eligible to receive, from time to time, equity awards under our existing equity incentive plan, or any other equity incentive plan we may adopt in the future, and the terms and conditions of such awards, if any, will be determined by our board of directors or Compensation Committee, in their discretion. Ms. Van Hoose is also eligible to participate in any executive benefit plan or program we adopt.

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We may terminate Ms. Van Hoose’s employment at any time without Cause (as that term is defined in the Van Hoose Agreement) upon two weeks prior written notice to Ms. Van Hoose. Ms. Van Hoose may terminate her employment for Good Reason (as that term is defined in the Van Hoose Agreement) upon 60 days written notice to us, upon which notice we have 30 days to cure the conditions that Ms. Van Hoose considers to be Good Reason, subject to certain conditions set forth in her employment agreement.

If Ms. Van Hoose’s employment is terminated without Cause or for Good Reason, Ms. Van Hoose will be entitled to receive (i) the Accrued Obligations, (ii) severance payments equal to nine months of Ms. Van Hoose’s base salary (to be paid in a lump sum on the next regular payroll date within 60 days of Ms. Van Hoose’s termination), (iii) the targeted annual bonus amount the Board determines is due to Ms. Van Hoose, and (iv) if elected, the Company will reimburse Ms. Van Hoose for certain COBRA health benefits for nine months.

Notwithstanding the above, if Ms. Van Hoose’s employment is terminated without Cause or she resigns for Good Reason either within three months immediately preceding or within one year after a Change of Control (as defined in the 2021 Plan), Ms. Van Hoose will receive (i) the Accrued Obligations, (ii) severance payments equal to 12 months of Ms. Van Hoose’s base salary (to be paid in a lump sum on the next regular payroll date within 60 days of Ms. Van Hoose’s termination), (iii) the targeted annual bonus amount the Board determines is due to Ms. Van Hoose, (iv) if elected, the Company will reimburse Ms. Van Hoose for certain COBRA health benefits for 12 months, and (v) Ms. Van Hoose will be deemed to be fully vested in all of her outstanding equity awards as of the date of her termination.

If Ms. Van Hoose’s employment is terminated with Cause or without Good Reason, she is entitled to receive (i) her earned but unpaid base salary through the final day of her employment, (ii) expenses reimbursable under the employment agreement incurred on or prior to the last day of her employment, and (iii) any amounts or benefits that are vested amounts or benefits that Ms. Van Hoose is entitled to receive under any of our equity compensation plans.

We may terminate Ms. Van Hoose’s employment at any time for Cause upon written notice to Ms. Van Hoose. Ms. Van Hoose may voluntarily terminate her employment at any time without Good Reason upon two weeks prior written notice to us.

Christopher J. Nardo, Ph.D.

On August 17, 2021, we entered into an employment agreement with Dr. Nardo, which was subsequently amended on December 6, 2021, January 1, 2022, and July 1, 2022 (as amended, the “Nardo Agreement”). Dr. Nardo holds the position of Senior Vice President, Chief Development Officer and receives a base salary of $320,000 annually, subject to periodic review and adjustment as the Board deems appropriate. As of January 1, 2026, Mr. Nardo receives an annual base salary of $381,654. In addition, Dr. Nardo is eligible to receive an annual bonus, with a target amount equal to forty percent (40%) of Dr. Nardo’s base salary. The actual amount of each annual bonus will be based upon the level of achievement of our corporate objectives and Dr. Nardo’s individual objectives, in each case, as established by us and Dr. Nardo for the calendar year with respect to which the annual bonus relates. The determination of the level of achievement of the corporate objectives and Dr. Nardo’s individual performance objectives for a year shall be made by us in our reasonable discretion. In addition, pursuant to the terms of his employment agreement, Dr. Nardo is eligible to receive, from time to time, equity awards under our existing equity incentive plan, or any other equity incentive plan we may adopt in the future, and the terms and conditions of such awards, if any, will be determined by our board of directors or Compensation Committee, in their discretion. Dr. Nardo is also eligible to participate in any executive benefit plan or program we adopt.

We may terminate Dr. Nardo’s employment at any time without Cause (as that term is defined in the Nardo Agreement) upon two weeks prior written notice to Dr. Nardo. Dr. Nardo may terminate his employment for Good Reason (as that term is defined in the Nardo Agreement) upon 60 days written notice to us, upon which notice we have 30 days to cure the conditions that Dr. Nardo considers to be Good Reason, subject to certain conditions set forth in his employment agreement.

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If Dr. Nardo’s employment is terminated without Cause or for Good Reason, Dr. Nardo will be entitled to receive (i) the Accrued Obligations, (ii) severance payments equal to nine months of Dr. Nardo’s base salary (to be paid in a lump sum on the next regular payroll date within 60 days of Dr. Nardo’s termination), (iii) the targeted annual bonus amount the Board determines is due to Dr. Nardo, and (iv) if elected, the Company will reimburse Dr. Nardo for certain COBRA health benefits for nine months.

Notwithstanding the above, if Dr. Nardo’s employment is terminated without Cause or he resigns for Good Reason either within three months immediately preceding or within one year after a Change of Control (as defined in the 2021 Plan), Dr. Nardo will receive (i) the Accrued Obligations, (ii) severance payments equal to 12 months of Dr. Nardo’s base salary (to be paid in a lump sum on the next regular payroll date within 60 days of Dr. Nardo’s termination), (iii) the targeted annual bonus amount the Board determines is due to Dr. Nardo, (iv) if elected, the Company will reimburse Dr. Nardo for certain COBRA health benefits for 12 months, and (v) Dr. Nardo will be deemed to be fully vested in all of his outstanding equity awards as of the date of his termination.

If Dr. Nardo’s employment is terminated with Cause or without Good Reason, he is entitled to receive (i) his earned but unpaid base salary through the final day of his employment, (ii) expenses reimbursable under the employment agreement incurred on or prior to the last day of his employment, and (iii) any amounts or benefits that are vested amounts or benefits that Dr. Nardo is entitled to receive under any of our equity compensation plans.

We may terminate Dr. Nardo’s employment at any time for Cause upon written notice to Dr. Nardo. Dr. Nardo may voluntarily terminate his employment at any time without Good Reason upon two weeks prior written notice to us.

Outstanding Equity Awards at Fiscal Year End

The following table summarizes, for each of the named executive officers, the number of shares of Common Stock underlying outstanding stock options held as of December 31, 2025.

	Number of Securities Underlying Unexercised Options		Option Exercise	Option Expiration	Vesting
Name	Exercisable	Unexercisable	Price	Date	Schedule

Gerald T. Proehl	399	434	$91.49	1/3/2034	(1)
	-	4,500	$13.80	1/12/2035	(2)

Kyri K. Van Hoose	160	173	$91.49	1/3/2034	(1)
	-	2,000	$13.80	1/12/2035	(2)

Christopher J. Nardo, Ph.D.	159	174	$91.49	1/3/2034	(1)
	-	2,000	$13.80	1/12/2035	(2)

(1) This stock option award was granted January 4, 2024. The shares underlying the option will vest as to 25% upon the 12-month anniversary of the grant date and will vest as to 75% in 36 equal monthly instalments commencing on the 12-month anniversary of the grant date.

(2) This stock option award was granted January 13, 2025. The shares underlying the option will vest as to 25% upon the 12-month anniversary of the grant date and will vest as to 75% in 36 equal monthly instalments commencing on the 12-month anniversary of the grant date.

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DIRECTOR COMPENSATION

Director Compensation Table - 2025

The following table sets forth information concerning the compensation paid to our non-employee directors during 2025.

Name	Fees Earned Paid in Cash (1)	Stock Awards (2)	Stock Option Awards (3)(4)	Total
David Hale	$73,000	$-	$5,665	$78,665
Wendell Wierenga, Ph.D.	50,000	-	5,665	55,665
Kathleen Scott	55,000	-	5,665	60,665
Steven J. Mento, Ph.D.	44,000	-	5,665	49,665
Mary Fisher (5)	47,500	-	5,665	53,165
Andrew Sandler, M.D.	49,000	-	5,665	54,665
Brittany Bradrick	47,500	-	5,665	53,165

(1)	Board of Director fees earned or paid in cash were for calendar year 2025, representing fees earned by our non-employee directors.

(2)	The Board of Directors did not receive stock awards in 2025. All compensation was paid in cash and by the issuance of stock option awards.

(3)	In accordance with SEC rules, this column reflects the aggregate grant date fair value of the stock option awards granted during 2025. These amounts have been computed in accordance with FASB ASC Topic 718. Assumptions used in the calculation of this amount are described in Note 7 to our financial statements. This amount does not reflect the actual economic value that will be realized by the directors upon the vesting of the stock options, the exercise of the stock options, or the sale of the common stock underlying such stock options.

(4)	As of December 31, 2025, each of the members of the Board of Directors have been granted a total of 566 options, comprised of 66 options granted on January 4, 2024, at an exercise price of $91.49, and 500 options granted on January 13, 2025, at an exercise price of $13.80. Each of these stock option grants are subject to equal monthly vesting over one year. As of December 31, 2025, 524 of the 566 stock options granted were exercisable by each Director.

(5)	Mary Fisher has resigned from the Board, effective March 31, 2026.

Director Compensation Policy

We have adopted a compensation policy pursuant to which our non-employee board members receive $40,000 per year ($60,000 for Lead Director), each member of the Audit Committee receives $7,500 per year ($15,000 for the Chair), each member of the Compensation Committee receives $5,000 per year ($10,000 for the Chair), and each member of the Nominating and Corporate Governance Committee receives $4,000 per year ($8,000 for the Chair). Any compensation to be paid under this policy may be made in cash or restricted stock units at the election of each board member which must be made in the prior calendar year. As part of this director compensation policy, our directors may elect to receive their annual compensation (i) 100% in restricted stock units, (ii) 50% in cash and 50% in restricted stock units, or (iii) 100% in cash. To the extent any of our directors elect to receive any of their compensation in restricted stock units, such restricted stock units will not be subject to any vesting term.

We have also adopted an equity compensation policy pursuant to which board members shall be granted stock options to purchase shares of our Common Stock upon joining the board of directors (“New Director Grants”), and at the beginning of each year, each then serving non-employee director shall be automatically granted stock options to purchase shares of our Common Stock (“Continuing Director Grants”). New Director Grants vest upon the third anniversary of the date of grant, and the Continuing Director Grants vest in twelve equal monthly installments commencing on the date of grant. These stock options shall have a term of ten years and shall have an exercise price equal to 100% of the fair market value of a share of common stock on the date of grant. All options to be granted under this policy will be granted pursuant to our 2021 Plan.

Policies and Practices Related to the Timing of Grants of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information

We do not have any formal policy that requires us to grant, or avoid granting, equity-based compensation to our executive officers at certain times. Consistent with our annual compensation cycle, the Compensation, Corporate Governance and Nominating Committee has for several years granted annual equity awards to its executive officers and directors at the start of the new fiscal year. The timing of any equity grants to executive officers in connection with new hires, promotions, or other non-routine grants is tied to the event giving rise to the award (such as an executive officer’s commencement of employment or promotion effective date). As a result, in all cases, the timing of grants of equity awards, including stock options, occurs independent of the release of any material nonpublic information, and we do not time the disclosure of material nonpublic information for the purpose of affecting the value of equity-based compensation.

No stock options were issued to executive officers in fiscal year 2025 during any period beginning four business days before the filing of a periodic report or current report disclosing material non-public information and ending one business day after the filing or furnishing of such report with the SEC.

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Equity Compensation Plan Information

2021 Equity Incentive Plan

General

On March 24, 2021, our Board and stockholders adopted the 2021 Plan which provides for the grant of incentive stock options and non-qualified stock options to purchase shares of our Common Stock and other types of awards. On June 29, 2021, our Board and stockholders approved an amendment to the 2021 Plan to increase the aggregate number of shares of Common Stock available for issuance in connection with options and other awards granted under the 2021 Plan. On June 22, 2023, our Board and stockholders approved an additional amendment to the 2021 plan to increase the aggregate number of shares of Common Stock available for issuance in connection with options and other awards under the 2021 Plan. On May 7, 2024, our Board and stockholders approved an additional amendment to the 2021 plan to increase the aggregate number of shares of Common Stock available for issuance in connection with options and other awards under the 2021 Plan and to increase the evergreen portion of the Overall Share Limit provision under the 2021 Plan.

The general purpose of the 2021 Plan is to provide a means whereby eligible employees, officers, non-employee directors and other individual service providers develop a sense of proprietorship and personal involvement in our development and financial success, and to encourage them to devote their best efforts to our business, thereby advancing our interests and the interests of our stockholders. By means of the 2021 Plan, we seek to retain the services of such eligible persons and to provide incentives for such persons to exert maximum efforts for our success and the success of our subsidiaries.

The following table provides information with respect to our compensation plans under which equity compensation was authorized as of December 31, 2025.

	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Plan category	(a)	(b)	(2)
Equity compensation plans approved by security holders (1)	20,477	$25.27	13
Equity compensation plans not approved by security holders (3)	-	-	-
Total	20,477		13

(1)	The amounts shown in this row include securities under the 2021 Plan.

(2)	In accordance with the “evergreen” provision in the 2021 Plan, an additional 133,005 shares were automatically made available for issuance on the first day of 2026, which represents 5% of the number of shares outstanding on December 31, 2025; these shares are excluded from this calculation.

(3)	This amount does not include 15,000 shares of common stock underlying an inducement option granted to our Vice President, Marketing on March 9, 2026.

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REPORT OF THE AUDIT COMMITTEE*

The undersigned members of the Audit Committee of the Board of Directors (the “Board”) of Dermata Therapeutics, Inc. (the “Company”) submit this report in connection with the committee’s review of the financial reports for the fiscal year ended December 31, 2025, as follows:

1.	The Audit Committee has reviewed and discussed with management the audited financial statements for the Company for the fiscal year ended December 31, 2025.

2.	The Audit Committee has discussed with representatives of CBIZ CPAs P.C., the Company’s independent registered public accounting firm, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the Commission.

3.	The Audit Committee has discussed with CBIZ CPAs P.C., the Company’s independent registered public accounting firm, the auditors’ independence from management and the Company has received the written disclosures and the letter from the independent auditors required by applicable requirements of the Public Company Accounting Oversight Board.

In addition, the Audit Committee considered whether the provision of non-audit services by CBIZ CPAs P.C. is compatible with maintaining its independence. In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board (and the Board has approved) that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, for filing with the Securities and Exchange Commission.

Audit Committee of Dermata Therapeutics, Inc.

Kathleen Scott, Chairwoman

Brittany Bradrick

*	The foregoing report of the Audit Committee is not to be deemed “soliciting material” or deemed to be “filed” with the Securities and Exchange Commission (irrespective of any general incorporation language in any document filed with the Securities and Exchange Commission) or subject to Regulation 14A of the Securities Exchange Act of 1934, as amended, or to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent we specifically incorporate it by reference into a document filed with the Securities and Exchange Commission.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our Common Stock as of March 30, 2026, by:

●	each of our stockholders who is known by us to beneficially own 5% or more of our Common Stock;

●	each of our named executive officers;

●	each of our directors; and

●	all of our directors and current officers as a group.

Beneficial ownership is determined based on the rules and regulations of the SEC. A person has beneficial ownership of shares if such individual has the power to vote and/or dispose of shares. This power may be sole or shared and direct or indirect. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of our Common Stock that are subject to options or warrants held by that person and exercisable as of, or within 60 days of March 30, 2026, are counted as outstanding. These shares, however, are not counted as outstanding for the purposes of computing the percentage ownership of any other person(s). Except as otherwise noted in the footnotes to the table, we believe that each person or entity named in the table has sole voting and investment power with respect to all shares of our Common Stock shown as beneficially owned by that person or entity (or shares such power with his or her spouse). Unless indicated below, the address of each individual listed below is c/o Dermata Therapeutics, Inc., 3525 Del Mar Heights Rd., #322, San Diego, CA 92130.

The percentage of the Common Stock beneficially owned by each person or entity named in the following table is based on 4,022,143 shares of Common Stock issued and outstanding as of March 30, 2026 plus any shares issuable upon exercise of options or warrants that are exercisable on or within 60 days after March 30, 2026 held by such person or entity.

Beneficial ownership representing less than 1% is denoted with an asterisk (*).

	Number of Shares		Percentage of Shares
Name of Beneficial Owner (1)	Beneficially Owned (2)		Beneficially Owned

5% or Greater Stockholders
Entities Affiliated with Bigger Capital Fund L.P.	300,103	(4)	9.9%
Named Executive Officers and Directors other than 5% or Greater Stockholders
Gerald T. Proehl	694,857	(3)	17.3%
Christopher J. Nardo, Ph.D.	871	(5)	*
Kyri K. Van Hoose	131,282	(6)	3.3%
David Hale	17,433	(7)	*
Wendell Wierenga, Ph.D.	1,424	(8)	*
Kathleen Scott	1,411	(9)	*
Steven J. Mento, Ph.D.	1,399	(10)	*
Mary Fisher	40,361	(11)	1.0%
Andrew Sandler, M.D.	1,408	(12)	*
Brittany Bradrick	1,408	(13)	*
All Directors and Officers as a Group (11 persons)	891,854		21.9%

*Less than 1%.

(1)	Unless noted otherwise, the address of all listed stockholders is 3525 Del Mar Heights Rd., #322 San Diego, CA, 92130. Each of the stockholder listed has sole voting and investment power with respect to the shares beneficially owned by the stockholder unless noted otherwise, subject to community property laws where applicable.

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(2)	We have determined beneficial ownership in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended, which is generally determined by voting power and/or dispositive power with respect to securities. Unless otherwise noted, the shares of Common Stock listed above are owned as of March 30, 2026, and are owned of record by each individual named as beneficial owner and such individual has sole voting and dispositive power with respect to the shares of common stock owned by each of them.

(3)	Includes (i) 24 shares of Common Stock held by Mr. Proehl, (ii) 1,985 shares of Common Stock issuable upon exercise of stock options held by Mr. Proehl exercisable within 60 days of March 30, 2026, (iii) 3 shares of Common Stock held by Mr. Proehl as Trustee of the Megan Proehl Wilder 2020 Irrevocable Trust, (iv) 7 shares of Common Stock held by Mr. Proehl as Trustee of the Allison Taylor Proehl 2020 Irrevocable Trust, (v) 122,563 shares of Common Stock held by Mr. Proehl as Trustee of the Sean Michael Proehl Irrevocable Trust Dated December 18, 2020, (vi) 59 shares of Common Stock and warrants to purchase up to 59 shares of Common Stock held by Mr. Proehl as Trustee of the Proehl Family Trust, (vii) 79,950 shares of Common Stock held by Proehl Investment Ventures LLC, and (viii) 11 shares of Common Stock issuable upon exercise of warrants held by Proehl Investment Ventures LLC that are exercisable within 60 days of March 30, 2026. Excludes (i) 40,848 shares of Common Stock issuable upon exercise of stock options held by Mr. Proehl that are not exercisable within 60 days of March 30, 2026, and (ii) 1,059,132 shares of common stock issuable upon exercise of warrants held by Proehl Investment Ventures LLC that are not exercisable until the transaction in which they were issued is approved by our stockholders. Gerald T. Proehl, our Chairman and Chief Executive Officer, is the Chairman and Chief Executive Officer of Proehl Investment Ventures LLC. Due to Mr. Proehl’s ownership of Proehl Investment Ventures LLC, he may be deemed to have sole voting and dispositive control over the shares of our Common Stock held by Proehl Investment Ventures LLC. As a result, Mr. Proehl may be deemed to beneficially own the shares of our Common Stock held by Proehl Investment Ventures LLC.

(4)	Based solely on the Schedule 13G/A filed on February 9, 2026, by Bigger Capital Fund L.P. (“Bigger Capital”). The reported ownership percentage is based on 2,835,343 shares of our common stock outstanding as of January 14, 2026, as set forth in Bigger Capital’s Schedule 13G/A. As of February 9, 2026, Bigger Capital beneficially owned 239,103 shares of common stock, which includes 200,000 shares of common stock issuable upon exercise of Pre-Funded Warrants. The amount does not include: (i) 150,200 shares of common stock issuable upon exercise of Pre-Funded Warrants, which were subject to a 9.99% beneficial ownership limitation, (ii) 490,200 shares of common stock issuable upon exercise of Series C Warrants, the exercise of which are subject to shareholder approval and a 4.99% beneficial ownership limitation, (iii) 490,200 shares of common stock issuable upon exercise of Series D Warrants, the exercise of which are subject to shareholder approval and a 4.99% beneficial ownership limitation, and (iv) 191,435 DRMAW Public Warrants. Bigger Capital Fund GP, LLC (“Bigger GP”), as the general partner of Bigger Capital, may be deemed to beneficially own the Issuer’s securities described herein. As of February 9, 2026, District 2 Capital Fund LP (“District 2 CF”) beneficially owned 61,000 shares of common stock. The amount does not include: (i) 122,549 shares of common stock issuable upon exercise of Series C Warrants, the exercise of which are subject to shareholder approval and a 4.99% beneficial ownership limitation, (ii) 122,549 shares of common stock issuable upon exercise of Series D Warrants, the exercise of which are subject to shareholder approval and a 4.99% beneficial ownership limitation, and (iii) 40,000 DRMAW Public Warrants. District 2 Capital LP (“District 2”), as the investment manager of District 2 CF, may be deemed to beneficially own the Issuer’s securities described herein beneficially owned by District 2 CF. District 2 GP LLC (“District 2 GP”), as the general partner of District 2 CF, may be deemed to beneficially own the Issuer’s securities described herein beneficially owned by District 2 CF. District 2 Holdings LLC (“District 2 Holdings”), as the managing member of District 2 GP, may be deemed to beneficially own the Issuer’s securities described herein beneficially owned by District 2 CF. Mr. Bigger, as the managing member of Bigger GP and the managing member of District 2 Holdings, may be deemed to beneficially own the: (i) 239,103 shares of Common Stock, which includes 200,000 shares of Common Stock issuable upon exercise of Pre-Funded Warrants, beneficially owned by Bigger Capital, and (ii) 61,000 shares of Common Stock beneficially owned by District 2 CF. Does not include: (a) 150,200 shares of Common Stock issuable upon exercise of Pre-Funded Warrants, which were subject to a 9.99% beneficial ownership limitation owned by Bigger Capital, (b) 490,200 shares of Common Stock issuable upon exercise of Series C Warrants, the exercise of which are subject to shareholder approval and a 4.99% beneficial ownership limitation owned by Bigger Capital, (c) 490,200 shares of Common Stock issuable upon exercise of Series D Warrants, the exercise of which are subject to shareholder approval and a 4.99% beneficial ownership limitation owned by Bigger Capital, (d) 191,435 DRMAW Public Warrants owned by Bigger Capital, (e) 122,549 shares of Common Stock issuable upon exercise of Series C Warrants, the exercise of which are subject to shareholder approval and a 4.99% beneficial ownership limitation owned by District 2 CF, and (f) 122,549 shares of Common Stock issuable upon exercise of Series D Warrants, the exercise of which are subject to shareholder approval and a 4.99% beneficial ownership limitation owned by District 2 CF, and (g) 40,000 DRMAW Public Warrants owned by District 2 CF. The foregoing should not be construed in and of itself as an admission by any Reporting Person as to beneficial ownership of any shares of Common Stock owned by another Reporting Person. Each of Bigger GP and Mr. Bigger disclaims beneficial ownership of the shares of Common Stock beneficially owned by Bigger Capital. Each of District 2, District 2 GP, District 2 Holdings and Mr. Bigger disclaims beneficial ownership of the shares of Common Stock beneficially owned by District 2 CF. The filing of this statement shall not be construed as an admission that any such person or entity is the beneficial owner of any such securities. The address of Bigger Capital Fund LP, Bigger Capital Fund GP, LLC and Michael Bigger is 11700 W. Charleston Blvd. 170-659, Las Vegas, NV 89135, and the address of District 2 Capital Fund LP, District 2 Capital LP, District 2 GP LLC, and District 2 Holdings LLC is 175 W. Carver Street, Huntington, NY 11743.

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(5)	Includes (i) 10 shares of Common Stock held by Dr. Nardo, (ii) 860 shares of common stock issuable upon exercise of stock options held by Dr. Nardo exercisable within 60 days of March 30, 2026, and (iii) 1 share of Common Stock held by Dr. Nardo as Co-Trustee of the Nardo Family Trust Dated October 3, 2001. Does not include 19,473 shares of Common Stock issuable upon exercise of stock options held by Dr. Nardo that are not exercisable within 60 days of March 30, 2026.

(6)	Includes (i) 130,423 shares of Common Stock held by Ms. Van Hoose, and (ii) 859 shares of Common Stock issuable upon exercise of stock options held by Ms. Van Hoose exercisable within 60 days of March 30, 2026. Does not include 19,474 shares of Common Stock issuable upon exercise of stock options held by Ms. Van Hoose that are not exercisable within 60 days of March 30, 2026. Excludes 252,972 shares of common stock issuable upon exercise of warrants that are not exercisable until the transaction in which they were issued is approved by the Company’s stockholders.

(7)	Includes (i) 31 shares of Common Stock held by Mr. Hale, (ii) 1,399 shares of Common Stock issuable upon exercise of stock options held by Mr. Hale exercisable within 60 days of March 30, 2026, (iii) 5 shares of Common Stock held by a limited partnership of which Mr. Hale serves as the General Partner and as such, has voting and dispositive control over the shares of Common Stock, (iv) 8,095 shares of Common Stock held by Hale BioPharma Ventures LLC, (v) 7,875 shares of Common Stock held by Hale BioPharma Ventures LLC issuable upon exercise of warrants exercisable within 60 days of March 30, 2026 and (vi) 14 shares of Common Stock and warrants to purchase up to 14 shares of Common Stock held by Mr. Hale as Trustee of the Hale Family Trust. Does not include 1,667 shares of Common Stock issuable upon exercise of stock options held by Mr. Hale that are not exercisable within 60 days of March 30, 2026. Mr. Hale is the Chairman and Chief Executive Officer of Hale BioPharma Ventures LLC. Due to Mr. Hale’s control of Hale BioPharma Ventures LLC, he may be deemed to have sole voting and dispositive control over the shares of our Common Stock held by Hale BioPharma Ventures LLC. As a result, Mr. Hale may be deemed to beneficially own the shares of our Common Stock held by Hale BioPharma Ventures LLC.

(8)	Includes (i) 25 shares of Common Stock held by Dr. Wierenga, and (ii) 1,399 shares of Common Stock issuable upon exercise of stock options held by Dr. Wierenga exercisable within 60 days of March 30, 2026. Does not include 1,667 shares of Common Stock issuable upon exercise of stock options held by Dr. Wierenga that are not exercisable within 60 days of March 30, 2026

(9)	Includes (i) 1 share of Common Stock held by Ms. Scott as Trustee of the Scott 2008 Trust dated 3/28/08, (ii) 11 shares of Common Stock held by Ms. Scott, and (iii) 1,399 shares of Common Stock issuable upon exercise of stock options held by Ms. Scott exercisable within 60 days of March 30, 2026. Does not include 1,667 shares of Common Stock issuable upon exercise of stock options held by Ms. Scott that are not exercisable within 60 days of March 30, 2026.

(10)	Includes 1,399 shares of Common Stock issuable upon exercise of stock options held by Dr. Mento exercisable within 60 days of March 30, 2026. Does not include 1,677 shares of Common Stock issuable upon exercise of stock options held by Dr. Mento that are not exercisable within 60 days of March 30, 2026.

(11)	Includes (i) 19,694 shares of Common Stock held by Ms. Fisher, and (ii) 982 shares of Common Stock issuable upon exercise of stock options held by Ms. Fisher exercisable as of March 31, 2026. Ms. Fisher has resigned from the Board, effective March 31, 2026, and, to the extent exercisable, has 90 days to exercise her stock options or they will be cancelled.

(12)	Includes (i) 9 shares of Common Stock held by Dr. Sandler, and (ii) 1,399 shares of Common Stock issuable upon exercise of stock options held by Dr. Sandler exercisable within 60 days of March 30, 2026. Does not include 1,677 shares of Common Stock issuable upon exercise of stock options held by Dr. Sandler that are not exercisable within 60 days of March 30, 2026.

(13)	Includes (i) 9 shares of Common Stock held by Ms. Bradrick, and (ii) 1,399 shares of Common Stock issuable upon exercise of stock options held by Ms. Bradrick exercisable within 60 days of March 30, 2026. Does not include 1,677 shares of Common Stock issuable upon exercise of stock options held by Ms. Bradrick that are not exercisable within 60 days of March 30, 2026.

Transactions with Related Persons

The following is a description of transactions since January 1, 2024 to which we have been a participant in which the amount involved exceeded or will exceed $120,000, and in which any of our directors, executive officers or holders of more than 5% of our voting securities, or any members of their immediate family, had or will have a direct or indirect material interest, other than compensation arrangements with our Named Executive Officers which are described under “Executive Compensation.”

Employment Agreement with Child of Chief Executive Officer

Sean Proehl, the son of Gerald T. Proehl, our Chief Executive Officer, is currently employed as our General Counsel. Mr. Sean Proehl receives a salary of $260,000 a year. In addition, Mr. Sean Proehl is eligible to receive, from time to time, equity awards under our existing equity incentive plan, or any other equity incentive plan we may adopt in the future, and the terms and conditions of such awards, if any, will be determined by our Board of Directors or Compensation Committee, in its discretion.

Master Services Agreement

In September 2025, we entered into a Master Services Agreement (the “MSA”) with Wilder & Partners, LLC (“Wilder”), an agency that assists us in branding, marketing, and product design for our first product launch, expected in mid-2026. The founding partner of Wilder is our CEO’s son-in-law and as such, falls in accordance with our Policy and Procedures for Related Party Transactions. Accordingly, the Board, inclusive of the Audit Committee, considered, reviewed, and unanimously approved the retention of Wilder as the branding agency, authorizing management to negotiate and execute an agreement on terms substantially consistent with the proposal reviewed. For the year ended December 31, 2025, we incurred approximately $0.6 million of marketing expenses related to Wilder, of which approximately $0.1 million was outstanding and included in accounts payable and other accrued expenses as of December 31, 2025.

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January 2025 Private Placement

On January 21, 2025, we entered into a securities purchase agreement (the “January 2025 Purchase Agreement”) with certain institutional and accredited investors for the issuance and sale in a private placement (the “January 2025 Private Placement”) of (i) 193,539 shares (the “January 2025 Shares”) of our common stock, (ii) pre-funded warrants (the “January 2025 Pre-Funded Warrants”) to purchase up to 7,246 shares of our common stock, at an exercise price of $0.01 per share, and (iii) warrants (the “January 2025 Warrants”) to purchase up to 200,785 shares of our common stock at an exercise price of $12.70 per share. The purchase price per January 2025 Share and accompanying January 2025 Warrant was $12.70 and the purchase price per January 2025 Pre-Funded Warrant and accompanying January 2025 Warrant was $12.69.

Certain related persons, including Gerald T. Proehl, our Chief Executive Officer, and Mary Fisher, a member of our Board at the time of the transaction, participated in the January 2025 Private Placement. Mr. Gerald T. Proehl, through Proehl Investment Ventures LLC of which he is Managing Member, Chairman and Chief Executive Officer, purchased 78,740 January 2025 Shares and accompanying January 2025 Warrants for a purchase price of $1,000,000.54. Mary Fisher purchased 19,685 January 2025 Shares and accompanying January 2025 Warrants for a purchase price of $250,000.77. Other related persons, including Kyri K. Van Hoose, our Chief Financial Officer, David F. Hale, member of our Board of Directors and Sean Proehl, son of Mr. Gerald T. Proehl and our General Counsel, participated in the January 2025 Private Placement as well, each of which purchased a number of January 2025 Shares and accompanying January 2025 Warrants for a purchase price less than $120,000.The purchase price per January 2025 Share and accompanying January 2025 Warrant for our insiders was the same as paid by other investors in the January 2025 Private Placement.

December 2025 Private Placement

On December 23, 2025, we entered into a securities purchase agreement (the “December 2025 Purchase Agreement”) with certain institutional and accredited investors for the issuance and sale in a private placement (the “December 2025 Private Placement”). of (i) 1,484,312 shares (the “December 2025 PIPE Shares”) of our common stock, (ii) pre-funded warrants (the “December 2025 Pre-Funded Warrants”) to purchase up to 537,750 shares of our common stock, at an exercise price of $0.001 per share, (iii) Series C warrants (the “Series C Warrants”) to purchase up to 2,022,062 shares of our common stock at an exercise price of $2.04 per share, and (iv) Series D warrants (the “Series D Warrants”) to purchase up to 2,022,062 shares of our common stock at an exercise price of $2.04 per share (together with the Series C Warrants, the “December 2025 PIPE Warrants”). The purchase price per December 2025 PIPE Shares and accompanying December 2025 PIPE Warrants or December 2025 Pre-Funded Warrants was $2.04.

Certain related persons, including Gerald T. Proehl, our Chief Executive Officer participated in the December 2025 Private Placement. Mr. Gerald T. Proehl, through Proehl Family Trust of which he is trustee, purchased 490,196 December 2025 Shares and accompanying December 2025 Warrants for a purchase price of $1,000,000. Mr. Gerald T. Proehl, through Sean Michael Proehl Irrevocable Trust Dated December 18, 2020, of which he is the trustee, purchased 122,549 December 2025 Shares and accompanying December 2025 Warrants for a purchase price of $250,000. Kyri K. Van Hoose, our Chief Financial Officer, purchased 122,549 December 2025 Shares and accompanying December 2025 Warrants for a purchase price less of $250,000. The purchase price per December 2025 Share and accompanying December 2025 Warrant for our insiders was the same as paid by other investors in the December 2025 Private Placement.

In connection with participation in the December 2025 Private Placement certain holders, including Gerald T. Proehl, Kyri K. Van Hoose, and Sean M. Proehl, agreed with the Company to amended certain outstanding January 2025 Warrants to reduce the exercise price from $12.70 per share to $2.04 per share, which January 2025 Warrants will be exercisable beginning on the effective date of stockholder approval and will expire five years from the effective date of such stockholder approval, as described elsewhere in this Proxy.

Indemnification of Officers and Directors

We have entered into indemnification agreements with each of our current directors and executive officers. These agreements require us to indemnify these individuals to the fullest extent permitted under Delaware law against liabilities that may arise by reason of their service to us, and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified. We also intend to enter into indemnification agreements with our future directors and executive officers.

Policies and Procedures for Related Party Transactions:

Our Board has adopted a written related person transaction policy setting forth the policies and procedures for the review and approval or ratification of related person transactions. This policy covers, with certain exceptions set forth in Item 404 of Regulation S-K under the Securities Act, any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we were or are to be a participant, where the amount involved exceeds the lesser of $120,000 or 1% of the average of our total assets as of December 31, 2025, and 2024, and a related person had, has or will have a direct or indirect material interest, including without limitation, purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness, guarantees of indebtedness and employment by us of a related person. In reviewing and approving any such transactions, our audit committee is tasked to consider all relevant facts and circumstances, including, but not limited to: (i) whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction with an unrelated party; (ii) the extent of the related person’s interest in the transaction; (iii) the benefits to the Company; (iv) the impact on a director’s independence in the event the related person is a director, an immediately family member of a director or an entity in which a director is a partner, stockholder or executive officer; (v) the availability of other sources for comparable products or services; (vi) the terms of the transaction; and (vii) the terms available to unrelated third parties. All related-party transactions may only be consummated if our audit committee has approved or ratified such transaction in accordance with the guidelines set forth in the policy. Any member of the audit committee who is a related person with respect to a transaction under review will not be permitted to participate in the deliberations or vote respecting approval or ratification of the transaction. However, such director may be counted in determining the presence of a quorum at a meeting of the audit committee that considers the transaction.

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PROPOSAL 2: RATIFICATION OF THE APPOINTMENT OF CBIZ CPAS P.C., OR ANY SUCCESSOR ENTITY THERETO, AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2026

The Audit Committee of the Board (the “Audit Committee”) has selected CBIZ CPAs P.C. (“CBIZ”), or any successor entity thereto, as our independent registered public accounting firm to audit our financial statements for the fiscal year ending December 31, 2026.

Our stockholders are being asked to ratify the appointment of CBIZ, or any successor entity thereto. In the event that ratification of this selection of CBIZ, or any successor entity thereto, is not approved by the stockholders, we will reassess our selection of auditors. Representatives from CBIZ, our independent registered public accounting firm as of February 4, 2026, or its successor entity, are expected to be present at the Annual Meeting, will be available to respond to appropriate questions, and will have the opportunity to make a statement at the Annual Meeting.

Principal Accountant Fees and Services

The following table presents the aggregate fees billed or anticipated to be billed for professional services rendered to us by CBIZ for our fiscal years ended December 31, 2025 and December 31, 2024:

Fee Category	December 31, 2025 (1)	December 31, 2024 (1)

Audit Fees (2)	$206,737	$151,632
Audit-Related Fees	-	-
Tax Fees	-	-
All Other Fees	-	-
Total Fees	$206,737	$151,632

(1)	On January 30, 2026, we dismissed our prior independent registered public accounting firm, which dismissal became effective January 31, 2026. The fees reflected in these columns reflect the fees we paid to CBIZ CPAs P.C., our newly engaged independent registered public accounting firm, for work related to the audit of our annual financial statements for the years ended December 31, 2025, and 2024. While our prior independent registered public accounting firm previously audited our annual financial statements for the year ended December 31, 2024, we have engaged CBIZ CPAs P.C. to reaudit these financial statements solely so that we may realize certain cost benefits and efficiencies related to consents and comfort letters in connection with offerings of our securities. For services for the fiscal year ended December 31, 2024, our prior independent registered public accounting firm billed us $505,409 for audit fees. For services for the fiscal year ended December 31, 2025, our prior independent registered public accounting firm billed us $416,566 for audit fees.
(2)	Audit fees consist of fees incurred for professional services rendered for the audit of our annual financial statements, review of the quarterly financial statements, assistance with registration statements filed with the SEC, fees to cover technology and other expenses, and services that are normally provided by our independent registered public accounting firm in connection with regulatory filings or engagements.

Audit Fees

Represents fees, including out of pocket expenses, for professional services provided in connection with the audit of our annual audited financial statements, the review of our quarterly financial statements and for consents and comfort letters provided in connection with the offerings of our Common Stock.

Tax Fees

Tax fees are principally for services related to tax preparation and filing, as well as tax consulting services associated with tax preparation and filings. No such fees were incurred related to the fiscal year ended December 31, 2025.

Pre-Approval Policies and Procedures

The Audit Committee has procedures in place for the pre-approval of audit and non-audit services rendered by the Company’s independent registered public accounting firm. The Audit Committee generally pre-approves specified services in the defined categories of audit services, audit-related services, and tax services. Pre-approval may also be given as part of the Audit Committee’s approval of the scope of the engagement of the independent auditor or on an individual, explicit, case-by-case basis before the independent auditor is engaged to provide each service. The pre-approval of services may be delegated to one or more of the Audit Committee’s members, but the decision must be reported to the full Audit Committee at its next scheduled meeting.

Vote Required and Recommendation

The affirmative vote of the holders of shares of Common Stock having a majority in voting power of the votes cast by the holders of all of the shares of Common Stock present or represented at the Annual Meeting is required to approve Proposal 2. As a result, abstentions, broker non-votes, if any, and any other failure to submit a proxy or vote in person at the meeting, will not affect the outcome of the vote of Proposal 2.

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE RATIFICATION OF CBIZ CPAS P.C., OR ANY SUCCESSOR ENTITY THERETO, AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2026.

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PROPOSAL 3: TO APPROVE FOR PURPOSES OF COMPLYING WITH NASDAQ LISTING RULE 5635(D), THE ISSUANCE OF SHARES OF OUR COMMON STOCK UNDERLYING CERTAIN WARRANTS ISSUED BY US IN AN AMOUNT EQUAL TO OR IN EXCESS OF 20% OF OUR COMMON STOCK OUTSTANDING IMMEDIATELY PRIOR TO THE ISSUANCE OF SUCH WARRANTS

Background and Description of the Issuance Proposal

The Private Placement

On December 23, 2025, we entered into a securities purchase agreement (the “Purchase Agreement”) with certain institutional and accredited investors for the issuance and sale in a private placement (the “Private Placement”) of (i) 1,484,312 shares (the “Shares”) of the Company’s Common Stock, (ii) pre-funded warrants (“Pre-Funded Warrants”) to purchase up to 537,750 shares of Common Stock, at an exercise price of $0.001 per share, (iii) Series C warrants (the “Series C Common Warrants”) to purchase up to 2,022,062 shares of Common Stock at an exercise price of $2.04 per share, (iv) Series D warrants (the “Series D Common Warrants”) to purchase up to 2,022,062 shares of Common Stock at an exercise price of $2.04 per share (together with the Series C Common Warrants, “Common Warrant” and the shares of Common Stock issuable upon exercise of the Common Warrants, the “Common Warrant Shares”). The purchase price per Share and accompanying Common Warrant was $2.04 and the purchase price per Pre-Funded Warrant and accompanying Common Warrant was $2.039.

The Pre-Funded Warrants are exercisable immediately, may be exercised at any time until all of the Pre-Funded Warrants are exercised in full, and have an exercise price of $0.001 per share. The Common Warrants will be exercisable beginning on the effective date of Stockholder Approval (as defined below) of the issuance of the Warrant Shares (as defined below). The Common Warrants will expire five years from the effective date of Stockholder Approval.

Company insiders, including our Chief Executive Officer, Chief Financial Officer and certain members of our management, participated in the Private Placement. These company insiders purchased an aggregate of 735,294 Shares and Common Warrants to purchase up to an aggregate of 1,470,588 shares of Common Stock, for an aggregate purchase price of approximately $1,500,000. The purchase price paid per Share and accompanying Common Warrant for these Company insiders was the same as paid by other investors in the Private Placement.

A holder of the Pre-Funded Warrants and the Common Warrants may not exercise any portion of such holder’s Pre-Funded Warrants or Common Warrants to the extent that the holder, together with its affiliates, would beneficially own more than 4.99% (or, at the election of the holder, 9.99%) of our outstanding shares of Common Stock immediately after exercise, except that upon at least 61 days’ prior notice from the holder to the Company, the holder may increase the beneficial ownership limitation to up to 9.99% of the number of shares of Common Stock outstanding immediately after giving effect to the exercise. In the event of certain fundamental transactions, holders of the Common Warrants will have the right to receive the Black Scholes Value of their Common Warrant calculated pursuant to a formula set forth in the Common Warrant, payable either in cash or in the same type or form of consideration that is being offered and being paid to the holders of Common Stock.

In connection with the Private Placement, we entered into a registration rights agreement (“Registration Rights Agreement”), dated as of December 23, 2025, with the investors, pursuant to which we agreed to prepare and file a registration statement with the Securities and Exchange Commission registering the resale of the Shares and the shares of Common Stock underlying the Pre-Funded Warrants and the Common Warrants no later than thirty (30) days after the date of the Registration Rights Agreement (the “Registration Statement”). The Registration Statement was declared effective on January 29, 2026, in satisfaction of obligations under the Registration Rights Agreement.

H.C Wainwright & Co., LLC (“Wainwright”) acted as our exclusive placement agent in connection with the Private Placement. In addition, we issued to Wainwright, or its designees warrants (the “Placement Agent Warrants” and together with the Common Warrants, the “Warrants”) to purchase up to an aggregate of 141,544 shares of Common Stock at an exercise price equal to $2.55 per share (the “Placement Agent Warrant Shares” and together with the Common Warrant Shares, the “Warrant Shares”). The Placement Agent Warrants have substantially the same terms as the Common Warrants.

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Nasdaq Listing Rule 5635 of the Rules of the Nasdaq Stock Market requires that a listed company seek stockholder approval in certain circumstances, including prior to the issuance, in a transaction other than a public offering, of 20% or more of the company’s outstanding common stock or voting power outstanding before the issuance at a price that is less than the lower of (i) the Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement in connection with such transaction, or (ii) the average Nasdaq Official Closing Price of the common stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of such binding agreement (the “Minimum Price”).

Reasons for the Private Placement

As of December 31, 2025, our cash and cash equivalents were approximately $7.5 million. We believe that the Private Placement, which yielded net proceeds of approximately $3.7 million, with potential additional gross proceeds us from the Common Warrants, if fully exercised on a cash basis, of approximately $8.3 million, was necessary in light of our cash and funding requirements at the time. In addition, at the time of the Private Placement, our Board considered numerous other alternatives to the transaction, none of which proved to be feasible or, in the opinion of our Board, would have resulted in aggregate terms equivalent to, or more favorable than, the terms obtained in the Private Placement.

The Purchase Agreement

The Purchase Agreement contains representations and warranties of us and the institutional and accredited investors, which are typical for transactions of this type. In addition, the Purchase Agreement contains customary covenants on our part that are typical for transactions of this type, including the following (each as set forth more fully in the Purchase Agreement):

●	We agreed not to effect or agree to effect any variable rate transactions until one (1) year after the effective date of the Registration Statement, subject to certain exceptions;

●	We agreed not to issue any shares of Common Stock or Common Stock equivalents or to file any other registration statement with the SEC (in each case, subject to certain exceptions) until thirty (30) days after the effective date of the Registration Statement; and

●	We agreed to seek stockholder approval in accordance with the applicable law and rules and regulations of the Nasdaq Stock Market (“Stockholder Approval”) at our Annual Meeting to solicit our stockholders’ affirmative vote for approval of the issuance of the Warrant Shares, and to call a meeting every 90 days thereafter if Stockholder Approval is not obtained at the initial meeting, to seek such Stockholder Approval until the earlier of the date on which Stockholder Approval is obtained or the Warrants are no longer outstanding. This Issuance Proposal is intended to fulfill this final covenant.

The Engagement Letter

Pursuant to the Engagement Letter, we paid the Placement Agent (i) a cash fee equal to (x) 7.0% of the aggregate gross proceeds of the Private Placement raised from outside institutional investors and (y) 3.5% of the aggregate gross proceeds of the Private Placement received from insider investors; (ii) a management fee of 1.0% of the aggregate gross proceeds of the Private Placement; (iii) a non-accountable expense allowance of $25,000, and (iv) out-of-pocket expense allowance of $40,000. As described above, the Engagement Letter provided for the issuance of the Placement Agent Warrants to the Placement Agent or its designees in connection with the Private Placement.

The Common Warrants

The Series C Common Warrants are exercisable on or after Stockholder Approval until the five-year anniversary of the Stockholder Approval. The Series D Common Warrants are exercisable on or after Stockholder Approval until the 24-month anniversary of the Stockholder Approval. The Common Warrant Shares have an exercise price of $2.04 per share. The exercise price and number of shares issuable upon exercise of the Common Warrants is subject to appropriate adjustment in the event of stock dividends, stock splits, subsequent rights offerings, pro rata distributions, reorganizations, or similar events affecting the Common Stock and the exercise price. Upon any such price-based adjustment to the exercise price, the number of shares issuable upon exercise of the Common Warrants will be increased proportionately. The Common Warrants may be exercised for cash, provided that, if there is no effective registration statement available registering resale of the Common Warrant Shares, the Common Warrants may be exercised on a cashless basis. The Placement Agent Warrants have substantially the same terms as the Common Warrants.

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Effect of the Issuance of the Common Stock Underlying the Pre-Funded Warrants and Warrants

The potential issuance of the shares of Common Stock underlying the Pre-Funded Warrants and Warrants would result in an increase in the number of shares of Common Stock outstanding, and our stockholders would incur dilution of their percentage ownership to the extent that the holders thereof exercise their warrants.

Reasons for Nasdaq Stockholder Approval

Nasdaq Listing Rule 5635(d) requires us to obtain stockholder approval prior to the issuance of securities in connection with a transaction other than a public offering involving the sale, issuance or potential issuance by us of our Common Stock (or securities convertible into or exercisable for our Common Stock) at a price less than the Minimum Price. In the case of the Private Placement, the 20% threshold is determined based on the shares of our Common Stock outstanding immediately preceding the signing of the Purchase Agreement, which we signed on December 23, 2025.

Immediately prior to the execution of the Purchase Agreement, we had 1,175,798 shares of Common Stock issued and outstanding. Therefore, the potential issuance of 4,185,668 Warrant Shares (consisting of 4,044,124 Common Warrant Shares and 141,544 Placement Agent Warrant Shares) would have constituted greater than 20% of the shares of Common Stock outstanding immediately prior to the execution of the Purchase Agreement. We are seeking stockholder approval under Nasdaq Listing Rule 5635(d) for the sale, issuance or potential issuance by us of our Common Stock (or securities exercisable for our Common Stock) in excess of 20% of the shares of Common Stock outstanding immediately prior to the execution of the Purchase Agreement.

We cannot predict whether or when the Warrant holders will exercise their Warrants. For these reasons, we are unable to accurately forecast or predict with any certainty the total amount of Warrant Shares that may ultimately be issued. Under certain circumstances, however, it is possible, that we will issue more than 20% of our outstanding shares of Common Stock to the Warrant holders. Therefore, we are seeking stockholder approval under this proposal to issue more than 20% of our outstanding shares of Common Stock, if necessary, to the Warrant holders.

Approval by our stockholders of this Issuance Proposal is also one of the conditions for us to receive up to an additional approximately $8.6 million upon the exercise of the Warrants, if exercised for cash. Loss of these potential funds could jeopardize our ability to execute our business plan.

Any transaction requiring approval by our stockholders under Nasdaq Listing Rule 5635(d) would likely result in a significant increase in the number of shares of our Common Stock outstanding, and, as a result, our current stockholders will own a smaller percentage of our outstanding shares of Common Stock.

Under the Nasdaq Listing Rules, we are not permitted (without risk of delisting) to undertake a transaction that could result in a change in control of us without seeking and obtaining separate stockholder approval. We are not required to obtain stockholder approval for the Private Placement under Nasdaq Listing Rule 5635(b) because the terms of the Warrants include beneficial ownership limitations that prohibit the exercise of the Warrants to the extent that such exercise would result in the holder and its affiliates, collectively, beneficially owning or controlling more than 4.99% (which percentage can be increased to 9.99%) of the total outstanding shares of our Common Stock.

Potential Consequences of Not Approving the Issuance Proposal

The Board is not seeking the approval of our stockholders to authorize our entry into or consummation of the Private Placement, as the Private Placement has already been completed, and the Warrants have already been issued. We are only asking for approval to issue the shares of Common Stock underlying the Warrants upon exercise thereof.

The failure of our stockholders to approve the Issuance Proposal will mean that: (i) we cannot permit the exercise of the Warrants and (ii) may incur substantial additional costs and expenses, including the costs and expense of seeking stockholder approval until our stockholders approve the issuance of the shares underlying the Warrants pursuant to the Purchase Agreement.

We would realize an aggregate of up to approximately $8.6 million in gross proceeds if all the Warrants were exercised for cash. If the Warrants cannot be exercised, we will not receive any such proceeds, which could adversely impact our ability to fund our operations.

Interests of Certain Persons in the Proposal

As described above, certain of our executive officers participated in the Private Placement described above. All such purchases by these individuals were made on the same terms and conditions as those applicable to other investors in the Private Placement. Accordingly, these individuals have a financial interest in the approval of this Issuance Proposal because approval will permit the exercise of the warrants held by them (subject to applicable terms), which could result in additional equity ownership in the Company and potential economic benefit. These interests may differ from, or be in addition to, the interests of other stockholders. The Audit Committee was aware of these interests and considered them, among other factors, in approving the Private Placement and recommending that stockholders approve this Issuance Proposal.

Further Information

The terms of the Private Placement, including the Warrants, are complex and the material terms thereof are only briefly summarized above. For further information regarding the Private Placement and the Warrants, please refer to our Current Report on Form 8-K filed with the SEC on December 29, 2025. The discussion herein is qualified in its entirety by reference to such filed transaction documents.

Vote Required and Recommendation

The affirmative vote of the holders of shares of Common Stock having a majority in voting power of the votes cast by the holders of all of the shares of Common Stock present or represented at the Annual Meeting will be required to approve this Issuance Proposal. Abstentions and broker non-votes will have no effect on this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ISSUANCE PROPOSAL

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PROPOSAL 4: TO APPROVE THE REPRICING OF WARRANTS EXERCISABLE FOR UP TO 120,734 SHARES OF COMMON STOCK ISSUED BY THE COMPANY TO INVESTORS PURSUANT TO CERTAIN SECURITIES PURCHASE AGREEMENTS, EACH DATED AS OF JANUARY 21, 2025, AND EACH AS AMENDED ON DECEMBER 23, 2025

General

The Warrant Amendment

On December 23, 2025, we entered into a Purchase Agreement with certain institutional and accredited investors for the issuance and sale in the Private Placement of (i) 1,484,312 Shares of the Company’s Common Stock, (ii) pre-funded warrants to purchase up to 537,750 shares of Common Stock, at an exercise price of $0.001 per share, (iii) Series C warrants to purchase up to 2,022,062 shares of Common Stock at an exercise price of $2.04 per share, and (iv) Series D warrants to purchase up to 2,022,062 shares of Common Stock at an exercise price of $2.04 per share. The purchase price per Share and accompanying Common Warrant was $2.04 and the purchase price per Pre-Funded Warrant and accompanying Common Warrant was $2.039.

In consideration for such participation by certain investors in the Private Placement, we agreed to amend certain outstanding warrants to purchase up to an aggregate of 120,734 shares of our common stock that were previously issued on January 23, 2025, with an exercise price of $12.70 per share (the “January Warrants”). Subject to stockholder approval, we agreed to reduce the exercise price of certain January Warrants issued in connection with the January 21, 2025 private placement to the price per Share paid in the Private Placement, which was $2.04 per Share. We refer to this proposal as the “Warrant Repricing Proposal.”

Purpose of the Warrant Repricing Proposal

We are asking stockholders to approve the repricing of the January Warrants to purchase up to 120,734 shares of our Common Stock, originally issued on January 23, 2025, with a current exercise price of $12.70 per share, so that each of the January Warrants has a new exercise price equal to $2.04 per share, which represents the offering price per unit in the Private Placement.

If our stockholders approve the Warrant Repricing Proposal at the Annual Meeting, such approval will become effective as of the date of the Annual Meeting (the “Stockholder Approval Date”).

The repricing of the January Warrants will only occur upon the effectiveness of stockholder approval of this proposal at the Annual Meeting. In the event that stockholder approval is not obtained at the Annual Meeting, we are required to call a meeting every ninety (90) days to seek stockholder approval until the earlier of the date on which stockholder approval is obtained or the January Warrants are no longer outstanding.

Description of January Warrants

Subject to certain ownership limitations, the January Warrants are immediately exercisable, have an exercise price of $12.70 per share (prior to the proposed amendment), and expire five years from the date of issuance.

The exercise price and number of shares of Common Stock issuable upon exercise are subject to appropriate proportional adjustment in the event of stock dividends, stock splits, reorganizations, or similar events affecting our Common Stock and the exercise price.

The holders of certain January Warrants are prohibited from exercising such warrants to the extent that such exercise would result in the number of shares of Common Stock beneficially owned by such holder and its affiliates exceeding 9.99% of the total number of shares of Common Stock outstanding immediately after giving effect to the exercise.

The January Warrants may be exercised on a cashless basis under certain circumstances, including if a registration statement covering the resale of the underlying shares is not effective.

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In the event of certain fundamental transactions, a holder of the January Warrants will have the right to receive the Black-Scholes Value (as defined in the Prior Warrants) of such warrants, payable either in cash or in the same type or form of consideration being offered to holders of Common Stock.

Except for the reduction in exercise price and related conforming changes, the January Warrants will remain outstanding in accordance with their existing terms.

Potential Consequences if the Proposal is Not Approved

The Board is not seeking approval to issue the January Warrants, as they were previously issued in January 2025. We are only asking for approval to allow the repricing of the January Warrants.

If this proposal is not approved, we are required to call a meeting every ninety (90) days to seek stockholder approval until the earlier of the date on which stockholder approval is obtained or the January Warrants are no longer outstanding. Because that exercise price is substantially above the current market price of our Common Stock, it is unlikely that the January Warrants would be exercised and we would not receive proceeds from such exercises.

Potential Adverse Effects of the Approval of the Proposal

If this proposal is approved, existing stockholders will suffer dilution in their ownership interests in the future as a result of the potential issuance of shares of Common Stock upon exercise of the January Warrants. Assuming the full exercise of the January Warrants, an aggregate of 120,734 additional shares of Common Stock will be outstanding, and the ownership interest of our existing stockholders would be correspondingly reduced.

The sale into the public market of these shares could materially and adversely affect the market price of our Common Stock.

Interests of Certain Persons in the Proposal

Certain of our directors and executive officers hold January Warrants that are subject to the proposed repricing described in this proposal. As a result, these individuals have a financial interest in the approval of the Warrant Repricing Proposal because the reduction in the exercise price of such warrants may increase the likelihood of exercise and the potential value of such warrants. The Audit Committee was aware of these interests and considered them, among other factors, in approving the warrant amendment and recommending that stockholders approve this Warrant Repricing Proposal. Gerald T. Proehl, President, Chief Executive Officer, and Chairman, through Proehl Investment Ventures, holds January Warrants exercisable for 78,740 shares of Common Stock and Kyri K. Van Hoose, Chief Financial Officer, holds January Warrants exercisable for 7,874 shares of Common Stock.

Vote Required and Recommendation

The affirmative vote of the holders of shares of Common Stock having a majority in voting power of the votes cast by the holders of all of the shares of Common Stock present or represented at the Annual Meeting will be required to approve this Warrant Repricing Proposal. Abstentions and broker non-votes will have no effect on this proposal

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE WARRANT REPRICING PROPOSAL

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PROPOSAL 5: APPROVAL OF AN AMENDMENT TO THE 2021 PLAN TO INCREASE THE NUMBER OF SHARES RESERVED FOR ISSUANCE THEREUNDER

General

The general purpose of the 2021 Plan is to provide a means whereby our eligible employees, officers, non-employee directors and other individual service providers (including consultants, advisors and prospective employees, officers, non-employee directors, consultants and advisors) develop a sense of proprietorship and personal involvement in the development and the financial success of our Company and to encourage them to devote their best efforts to the business of our Company, thereby advancing the interests of our Company and our stockholders. We, by means of the 2021 Plan, seek to retain the services of these eligible persons and to provide incentives for these persons to exert maximum efforts for the success of our Company.

Our Board believes that the granting of stock options, restricted stock awards and similar kinds of equity-based compensation promotes continuity of management and increases incentive and personal interest in the welfare of our Company by those who are primarily responsible for shaping and carrying out our long-term plans and securing our growth and financial success. On March 25, 2026, our Board approved an amendment to increase the number of shares authorized for issuance under the 2021 Plan to 402,214 shares, (the “Plan Amendment”). The Board directed that Plan Amendment be submitted to the stockholders for approval at the Annual Meeting. A copy of the Plan Amendment is attached as Annex A.

If our stockholders do not approve this proposal, the Company will continue to operate the 2021 Plan under its current provisions.

Reasons for the Proposed Amendment

Our Board unanimously recommends that you vote FOR the Plan Amendment Proposal, including for the following reasons:

●	Our future success as a company depends on our continued ability to attract, recruit, motivate and retain high-quality talent. Being able to continue to provide equity-based incentives is critical to achieving this success as we compete for talent in an industry in which equity compensation is market practice and is expected by existing personnel and prospective candidates. Equity awards are intended to motivate high performance levels and to align the interests of our employees, non-employee directors and consultants with those of our stockholders by giving such individuals an equity stake in our Company and by providing a means of recognizing such individuals’ contributions to our success. Our Board and management believe equity awards are necessary to remain competitive in our industry and are essential in a competitive labor market and industry to attracting, recruiting, motivating and retaining the highly qualified employees who help us meet our goals.

●	The current number of shares remaining available for grant under the 2021 Plan is insufficient in light of our existing compensation structure and strategy. The additional share authorization being sought, are necessary to help ensure we have a sufficient number of shares authorized, reserved for issuance, and available to appropriately compensate our employees, non-employee directors and consultants in 2026, and to issue appropriate awards going forward, under the 2021 Plan.

●	In determining the number of additional shares to be reserved for issued under the 2021 Plan, the Board reviewed market, industry and compensation peer group practices and data. The Board determined that the 2021 Plan does not provide sufficient share authorization to appropriately compensate our employees, non-employee directors and consultants for a duration comparable to that of the equity incentive plans of similarly situated companies. We believe the Plan Amendment Proposal will remedy this by both meeting our specific needs and positioning us to be in line with the equity incentive plan share authorization levels at similarly situated companies.

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Stockholders are being asked to approve the Plan Amendment Proposal to satisfy 2021 Plan and the Nasdaq Stock Market LLC requirements and to qualify certain stock options authorized under the Amended Plan for treatment as incentive stock options (“ISOs”) under Section 422 of the Code.

Overview of Key Changes Implemented by the Plan Amendment

The Plan Amendment implements the following key changes to the 2021 Plan:

●	Increases the non-evergreen portion of the Overall Share Limit from 153,586 to 402,214 shares of Common Stock (subject to the annual 5% evergreen increase to the share reserve currently in effect);

●	Increases the number of shares of Common Stock that may be granted as ISOs under the 2021 Plan to 402,214.

As of December 31, 2025, there are 13 shares of Common Stock available for future issuance under the 2021 Plan (not including future increases under the Plan’s current evergreen provision). This amount, even when including the increase under the 2021 Plan’s current evergreen provision that occurred on January 1, 2026, is insufficient for us to be able to attract, recruit, motivate and retain employees, non-employee directors and consultants or to appropriately compensate these individuals in 2026, and to issue appropriate awards going forward, under the 2021 Plan.

In the event that stockholders do not approve the Plan Amendment Proposal, the number of shares reserved for issuance under the 2021 Plan will not increase. Awards will continue to be made under the 2021 Plan to the limited extent that there are available shares of Common Stock to do so.

Description of the 2021 Plan

The following description of the material terms of the 2021 Plan is intended to be a summary only. This summary is qualified in its entirety by the full text of the 2021 Plan, which is incorporated herein by reference to Exhibit 10.2 of the Company’s Annual Report filed March 26, 2026.

General

On March 31, 2021, our Board adopted, and our stockholders approved, the 2021 Plan. On June 29, 2021, June 23, 2023, and May 7, 2024, our stockholders approved amendments to the 2021 Plan to increase the aggregate number of shares of Common Stock available to for issuance in connection with options and other awards.

Administration

The 2021 Plan is administered by the Compensation Committee of our Board (the “Committee”), although our entire Board may act in lieu of the Committee at any time with respect to any matter.

The Committee may grant options to purchase shares of our Common Stock, stock appreciation rights, restricted shares of our Common Stock, restricted stock units, performance share awards payable in shares of our Common Stock, performance unit awards payable in cash, incentive bonus awards, other cash-based awards or other stock-based awards (each, an “Award”). Subject to the provisions of the 2021 Plan, and in the case of the Committee, subject to the specific duties delegated by the Board to the Committee, the Committee also has the authority, among other things:

●	to select the individuals to whom Awards may be granted under the 2021 Plan;

●	to determine the time or times of grant for each Award granted under the 2021 Plan;

●	to determine the number of shares of Common Stock, units, or other rights to be covered by any award under the 2021 Plan;

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●	to determine and modify the terms and conditions of each Award granted under the 2021 Plan and to approve the forms of award agreements for use under the 2021 Plan;

●	to accelerate the exercisability or vesting of all or any portion of an Award under the 2021 Plan;

●	to extend the time in which any option may be exercised under the 2021 Plan, subject to certain limitations therein;

●	to adopt, alter and repeal rules and guidelines relating to the 2021 Plan;

●	to interpret the terms of the 2021 Plan and any Award; and

●	to make all other determinations deemed advisable for administering the 2021 Plan.

The Committee may delegate to one or more “reporting persons” (within the meaning of Rule 16a-2 under the Exchange Act) and/or officers who are not reporting persons, the authority to grant Awards to employees. The Committee may revoke or amend any such delegation at any time.

Eligibility

Full-time or part-time officers, employees, non-employee directors, consultants, advisors and other service providers (including prospective employees, officers, employees, non-employee directors, consultants, advisors and other service providers) of our Company or any of its subsidiaries are eligible to receive options or other Awards under the 2021 Plan. Incentive stock options may be granted only to employees. Recipients of options or other Awards are sometimes referred to in this document as participants.

Shares Subject to the 2021 Plan

Prior to the proposed increase, an aggregate of 153,586, shares of our Common Stock was authorized for issuance under the 2021 Incentive Plan, all of which may be issued in respect of incentive stock options, subject to customary adjustments for stock splits, stock dividends or similar transactions. As of March 30, 2026, 1,018 shares of Common Stock remained available for issuance under the 2021 Incentive Plan. Shares of Common Stock underlying Awards granted under the 2021 Plan that are forfeited, canceled or otherwise terminated (other than by exercise) will be available for future grants under the 2021 Plan. Awards settled in cash and shares of Common Stock that otherwise would have been issued upon the exercise of a stock option or in payment with respect to any other form of award, that are surrendered in payment or partial payment of the exercise price and/or taxes required to be withheld with respect to the exercise thereof or the making of such payment, will also no longer be counted against the foregoing maximum share limitation.

Limitations

The accounting value of Awards granted under the 2021 Plan to any non-employee director during any calendar year may not exceed $500,000 (inclusive of any cash awards to such non-employee director for such year that are not made pursuant to the 2021 Plan); provided that in the case of a new non-employee director, such amount shall be increased to $750,000 for the initial year of such non-employee director’s term.

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Terms and Conditions of Stock Options

Options granted under the 2021 Plan may, in the discretion of the Committee, be either “incentive stock options” that are intended to meet the requirements of Section 422 of the Code and/or “non-qualified stock options” that do not meet the requirements of Section 422 of the Code. The Committee will determine the exercise price of options granted under the 2021 Plan. The exercise price of options must, however, be at least equal to the fair market value per share of our Common Stock as of the date of grant (or 110% of fair market value in the case of incentive options granted to a ten percent (10%) stockholder). The term of each option will be stated in the applicable stock option award agreement. At the time that stock options are granted, the Committee will fix the period within which the option may be exercised and will determine any conditions that need to be satisfied before the option can be exercised. Any option granted under the 2021 Plan only will be exercisable according to the terms of the 2021 Plan and at such times and under such conditions as determined by the Committee and set forth in the related stock option award agreement. Unless otherwise provided by the Committee, no Option shall provide for vesting or exercise earlier than one year after the date of grant. The Committee, in its sole discretion, may permit unvested non-qualified stock options to be exercised, in which case the shares of Common Stock then issued shall be restricted stock having analogous vesting restrictions to the unvested non-qualified stock options.

The Committee also will determine the acceptable form(s) of consideration for exercising an option in an option award agreement, which consideration may consist of bank or certified check or such other means as the Committee may accept. As provided for in an award agreement or otherwise determined by the Committee, payment may be made in full or in part: (i) in shares of Common Stock that have been held by the recipient for such period as the Committee deems appropriate, valued at the fair market value of such shares on the date of exercise; (ii) by surrendering to the Company shares of Common Stock otherwise receivable on exercise of the option; (iii) by a cashless exercise program implemented by the Committee in connection with the 2021 Plan; (iv) subject to the approval of the Committee, by a full recourse, interest bearing promissory note having such terms as the Committee may permit; and/or (v) by such other method as may be approved by the Committee and set forth in an award agreement.

Continuous Service

For the purposes of the 2021 Plan “Continuous Service” means that the participant’s service with the Company or an Affiliate (as defined by the 2021 Plan), whether as an employee, director, consultant or other service provider, is not interrupted or terminated. A change in the capacity in which the participant renders service to the Company or a change in the entity for which the participant renders such service, provided that there is no interruption or termination of the participant’s service with the Company or an Affiliate, will not terminate a participant’s Continuous Service. However, if the entity for which the service is being provided ceases to qualify as an Affiliate, as determined by the Committee in its sole discretion, then Continuous Service will be considered to have terminated as of the date the entity ceased to qualify as an Affiliate. To the extent permitted by law, the Committee or the chief executive officer may determine if Continuous Service is interrupted upon an approved leave of absence or a transfer between the Company, an Affiliate, or their successors.

Notwithstanding the foregoing, a leave of absence will be treated as Continuous Service for purposes of vesting in an Award only to such extent as may be provided in the Company’s (or an Affiliate’s) leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law or permitted by the Committee. Unless the Committee provides otherwise, in its sole discretion, or as otherwise required by law, vesting of Awards shall be tolled during any unpaid leave of absence by a participant.

Stock Appreciation Rights

The Committee may grant stock appreciation rights to any eligible individual at such time or times, in such amounts, and on such terms and conditions as the Committee determines. Upon the exercise of a stock appreciation right, the recipient will be entitled to receive a payment equal to the fair market value of our Common Stock as of the date of exercise, less the exercise price applicable to the right, multiplied by the number of shares of our Common Stock with respect to which such right is exercised. Such payment shall be made in the form of shares of our Common Stock (valued at their fair market value on the date of exercise), in cash, or in a combination of cash and Common Stock, subject to applicable withholding. The exercise price of a stock appreciation right must be at least equal to the fair market value per share of our Common Stock as of the date of grant. Unless otherwise provided by the Committee, no stock appreciation right shall provide for vesting or exercise earlier than one year after the date of grant. The requirements for vesting and exercisability may be based on the Continuous Service of a recipient for a specified time period (or periods) or on the attainment of a specified performance goal (or goals) established by the Committee. The Committee may, in its sole discretion, accelerate the vesting or exercisability of any stock appreciation right at any time.

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Restricted Stock Awards and Restricted Stock Units

The Committee may grant a restricted stock award and/or restricted stock unit awards to any eligible individual. Under a restricted stock award, shares of our Common Stock that are the subject of the Award are generally subject to restrictions on transfer and forfeiture to the extent that specified conditions are not satisfied. Under a restricted stock unit award, the recipient will be entitled to receive shares of our Common Stock, cash, or a combination of shares and cash, such payment to be made at a future date upon or following the attainment of certain conditions specified by the Committee. The Committee will determine the restrictions and vesting terms of each restricted stock award and restricted stock unit award, which may include the achievement of certain performance goals and/or a period of Continuous Service. The Committee may, in its discretion, accelerate the vesting of a restricted stock award or restricted stock unit award at any time.

Shares of our Common Stock that are subject to a restricted stock award cannot be sold, transferred, assigned, pledged or otherwise encumbered or disposed of by the recipient of the award unless and until the applicable restrictions lapse. Subject to the terms of the restricted stock award agreement, holders of restricted shares will have the right to vote such shares during the restriction period. If any dividends or distributions are paid in stock while a restricted stock award is subject to restrictions, the shares issued will be subject to the same restrictions on transferability as the shares of Common Stock with respect to which they were paid unless otherwise set forth in an award agreement.

Restricted stock unit awards will be subject to such restrictions and conditions as the Committee determines. The Committee may provide for “dividend equivalents” to be paid with respect to restricted stock units, which payments may, in the Committee’s discretion, be distributed or accumulated and paid when (and if) the underlying restricted stock units vest. Any dividend equivalents will be subject to the same restrictions as the underlying restricted stock units, unless the applicable award agreement provides otherwise.

Performance Share Awards and Performance Unit Awards

The Committee may make performance share and performance unit awards under the 2021 Plan entitling the recipient to acquire, as applicable, shares of our Common Stock or an amount payable in cash, or a combination thereof, upon the attainment of specified performance goals during a specified performance period. The Committee will determine the restrictions and conditions applicable to each performance share and performance unit award.

Incentive Bonus Awards, Other Cash-Based Awards and Other Stock-Based Awards

The Committee may award to eligible individuals other types of cash-based or equity-based Awards under the 2021 Plan, such as the transfer of actual shares of Common Stock to a participant, or payment in cash or otherwise of amounts based on the value of shares of Common Stock. The Committee may make cash-based or equity-based awards on such terms and conditions as the Committee, in its discretion, deems appropriate. Payment may be made in cash or shares of our Common Stock, as determined by the Committee.

Transferability

Unless determined otherwise by the Committee, an Award under the 2021 Plan may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution, and an Award may be exercised only by the recipient during the lifetime of that recipient (or legal representative in the case of the recipient’s incapacity). The Committee may in its discretion permit transfers of Awards in the form of a non-qualified stock options, share-settled stock appreciation rights, restricted stock, performance shares or share-settled other stock-based awards (i) to a recipient’s “Immediate Family” (as defined in the 2021 Plan), (ii) by instrument to an inter vivos or testamentary trust (or other entity) in which the Award is to be passed to the Participant’s designated beneficiaries, or (iii) by gift to charitable institutions. Any permitted transferee of an Award shall be required to agree in writing to be bound by all of the terms and conditions of the 2021 Plan and the applicable award agreement.

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Effect of a Change in Control

The Committee may, at the time of the grant of an Award, provide for the effect of a change in control on any Award, including (i) accelerating or extending the time periods for exercising, vesting in, or realizing gain from any Award, (ii) eliminating or modifying the performance or other conditions of an Award, (iii) providing for the cash settlement of an Award for an equivalent cash value, as determined by the Committee, or (iv) making such other modifications or adjustments to an Award as the Committee determines to be appropriate to maintain and protect the rights of participants upon a change in control.

The Committee may, in its discretion and without the need for the consent of any participant, also take one or more of the following actions contingent upon the occurrence of a change in control: (a) cause any or all outstanding options and stock appreciation rights to become immediately exercisable, in whole or in part; (b) cause any other Awards to become non-forfeitable, in whole or in part; (c) cancel any option or stock appreciation right in exchange for a substitute option; (d) cancel any other Award in exchange for capital stock of the successor corporation; (e) redeem any restricted stock award for cash and/or other substitute consideration based on the fair market value of a share of Common Stock based on the value of our Common Stock on the date of the change in control, (f) terminate any Award in exchange for cash and/or other property equal to the amount, if any, that would have been attained upon the exercise of such Award or realization of the participant’s rights as of the date of the occurrence of the change in control (the “Change in Control Consideration”),and cancel any stock option or stock appreciation award without any payment if its exercise price equals or exceeds the value of our Common Stock on the date of the change in control or the Change in Control Consideration; or (g) take any other action necessary or appropriate to carry out the terms of any definitive agreement controlling the terms and conditions of the change in control. Any such Change in Control Consideration may be subject to any escrow, indemnification and similar obligations, contingencies and encumbrances applicable in connection with the change in control to holders of Common Stock.

In general, a “change in control” will, unless otherwise provided in an award agreement, employment agreement, consulting agreement or other similar agreement between the parties, occur for purposes of the 2021 Plan upon the occurrence of any one of the following events:

●	a person, including certain corporations or entities, becomes the beneficial owner of 50% or more of our Company’s outstanding voting securities;

●	a merger or other business combination of our Company, other than a merger or other business combination involving only the Company and one or more of its subsidiaries, or a merger or other business combination in which the stockholders of the Company immediately prior to the transaction continue to have a majority of the voting power in the resulting entity or a parent entity;

●	the sale or transfer of all or substantially all of the assets of our Company to an entity that is not an affiliate;

●	a change in the members of the Board within a 12-month period that results in the incumbent directors (including new directors whose election, or nomination for election by the Company’s stockholders, was approved or ratified by a vote of at least a majority of the members of the Board then still in office who were members of the Board at the beginning of such 12-month period) no longer constituting a majority of the Board; or

●	approval of a plan of complete liquidation or dissolution of the Company.

Adjustments upon Changes in Capitalization

In the event that our outstanding Common Stock is changed by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split, reverse stock split, stock dividend or the like, an adjustment shall be made by the Committee, in the manner and to the extent that it deems appropriate and equitable, in the aggregate number of shares available under the 2021 Plan, the number and kind of shares of Common Stock, units or other rights subject to then outstanding Awards, the price for each share, unit or other right subject to outstanding Awards, the performance measures or goals relating to the vesting of an Award, and any other terms of an Award that are affected by the event to prevent dilution or enlargement of a participant’s rights under an Award.

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Term; Amendment and Termination

No Awards may be granted under the 2021 Plan on or after March 31, 2031, however, the 2021 Plan will continue thereafter while previously granted options or other Awards remain subject to the 2021 Plan.

Our Board may at any time amend, suspend or terminate the 2021 Plan, provided, however, that (a) no such amendment, suspension or termination may materially and adversely affect the rights of any participant under any outstanding Awards without the consent of such participant, (b) to the extent necessary and desirable to comply with any applicable law, regulation, or stock exchange rule, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required, and (c) stockholder approval is required for any amendment to the 2021 Plan that (i) increases the number of shares of Common Stock available for issuance under the 2021 Plan, or (ii) changes the persons or class of persons eligible to receive Awards.

Forfeiture of Awards

All Awards under the 2021 Plan and any compensation directly attributable to any Award under the 2021 Plan may, in an award agreement, be made subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain specified events (such events may include, but are not be limited to, termination of Continuous Service for Cause, violation of material Company policies, breach of noncompetition, confidentiality or other restrictive covenants or other conduct that is detrimental to the business or reputation of the Company) in addition to any otherwise applicable vesting or performance conditions of an Award. In addition, any amounts paid under the 2021 Plan are subject to recoupment in accordance with The Dodd-Frank Wall Street Reform and Consumer Protection Act and any implementing regulations thereunder, the Company’s Compensation Recovery Policy in connection with a Restatement (as such term is defined in the Company’s Compensation Recovery Policy), or as is otherwise required by applicable law or stock exchange listing condition.

No Right to Continued Employment or Service

Nothing in the 2021 Plan, any Award granted under the 2021 Plan, nor any agreement entered into in connection with such an Award, will confer upon any recipient of an Award any right to continue in the employ or service of the Company or any of its subsidiaries, or in any way interfere with the right of either the Company or any of its subsidiaries or the recipient to terminate the employment or service relationship at any time.

Governing Law

The 2021 Plan and all rights under the 2021 Plan shall be subject to and interpreted in accordance with, the laws of the State of Delaware.

Principal Federal Income Tax Consequences

Following is a summary of the principal federal income tax consequences of options and other Awards under the 2021 Plan. Optionees and recipients of other rights and Awards granted under the 2021 Plan are advised to consult their personal tax advisors before exercising an option, stock appreciation right or other Award or disposing of any stock received pursuant to the exercise of an option, stock appreciation right or other Award. In addition, the following summary is based upon an analysis of the Code and the regulations promulgated thereunder as currently in effect, existing laws, judicial decisions, administrative rulings, regulations and proposed regulations, all of which are subject to change and does not address employment or estate taxes, or state, local or other tax laws.

Treatment of Options

The Code treats incentive stock options and non-qualified stock options differently. However, as to both types of options, no income will be recognized to the optionee at the time of the grant of the options under the 2021 Plan.

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Generally, upon exercise of a non-qualified stock option (including an option intended to be an incentive stock option but which has not continued to so qualify at the time of exercise), an optionee will recognize ordinary income tax on the excess of the fair market value of the Common Stock on the exercise date over the exercise price and the Company will generally be entitled to a corresponding tax deduction equal to the amount of ordinary income recognized by the optionee.

For incentive stock options, in general, there is no taxable income to an optionee at the time of exercise if at all times during the period beginning on the date of grant and ending three months before the date of exercise of the option (one year in case of termination due to total and permanent disability), the optionee is continuously employed by the Company or an affiliate. However, the excess of the fair market value of the stock on the date of exercise over the exercise price will be taken into account in determining whether the “alternative minimum tax” will apply for the year of exercise. If the shares acquired upon exercise are held until at least two years from the date of grant and more than one year from the date of exercise, any gain or loss upon the sale of such shares will be long-term capital gain or loss (measured by the difference between the sales price of the stock and the exercise price). If the two-year and one year holding period requirements are not met a “disqualifying disposition”, an optionee will recognize ordinary income in the year of disposition in an amount equal to the lesser of (i) the fair market value of the stock on the date of exercise minus the exercise price or (ii) the amount realized on disposition minus the exercise price. The remainder of any gain will be treated as short-term or long-term capital gain, depending upon whether the stock has been held for more than a year. If an optionee makes a disqualifying disposition, we will generally be entitled to a corresponding tax deduction equal to the amount of ordinary income recognized by the optionee.

As noted above, the exercise of an incentive stock option could subject an optionee to the alternative minimum tax. The application of the alternative minimum tax to any particular optionee depends upon the particular facts and circumstances which exist with respect to the optionee in the year of exercise. However, as a general rule, the amount by which the fair market value of the Common Stock on the date of exercise of an option exceeds the exercise price of the option will constitute an item of “adjustment” for purposes of determining the alternative minimum taxable income on which the alternative tax may be imposed. As such, this item will enter into the tax base on which the alternative minimum tax is computed, and may therefore cause the alternative minimum tax to become applicable in any given year.

Treatment of Stock Appreciation Rights

Generally, the recipient of a stock appreciation right will not recognize any income upon grant of the stock appreciation right, nor will the Company be entitled to a deduction at that time. Upon exercise of a stock appreciation right, the recipient will recognize ordinary income, and the Company generally will be entitled to a corresponding tax deduction, in an amount equal to the fair market value of the share of our Common Stock issued to the recipient at the time of exercise.

Treatment of Restricted Stock Awards

Generally, absent an election to be taxed currently under Section 83(b) of the Code (a “Section 83(b) Election”), there will be no federal income tax consequences to either the recipient or the Company upon the issuance of shares of restricted stock. At the expiration of the restriction period and the satisfaction of the forfeiture restrictions applicable to the restricted shares, the recipient will recognize ordinary income and our Company will generally be entitled to a corresponding deduction equal to the fair market value of the shares of Common Stock at that time less the amount paid (if any) for such shares. If a Section 83(b) Election is made within 30 days after the date the shares of restricted stock are issued to the recipient, the recipient will recognize an amount of ordinary income at the time of issuance of the restricted shares, and the Company will generally be entitled to a corresponding deduction, equal to the fair market value (determined without regard to applicable restrictions) of the shares at such time less the amount paid (if any) for such shares. If a Section 83(b) Election is made, no additional income will be recognized by the recipient upon the lapse of restrictions on the shares (and prior to the sale of such shares) but, if the shares are subsequently forfeited, the recipient may not deduct the income that was recognized pursuant to the Section 83(b) Election at the time of issuance of the shares.

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The recipient of a restricted stock unit award will generally recognize ordinary income as and when the shares of Common Stock subject to such award are issued to the recipient in an amount equal to the fair market value of the shares of our Common Stock issued (plus the amount (if any) of any cash received). The Company will generally be entitled to a corresponding tax deduction at such time. The recipient of a restricted stock unit award may not make a Section 83(b) Election upon receipt of a stock unit award.

Treatment of Performance Share Awards, Performance Unit Awards, Incentive Bonus Awards Other Cash-Based Awards and Other Stock-Based Awards.

The federal income tax consequences of performance share awards, performance unit awards, incentive bonus awards, other cash-based awards and other stock based awards will depend on the terms and conditions of those awards, but, in general, participants will be required to recognize ordinary income in an amount equal to the cash and the fair market value of any fully vested shares of our Common Stock paid, determined at the time of such payment, in connection with such awards. The Company normally will be entitled to a deduction at the time when, and in the amount that, the participant recognizes ordinary income.

Tax Withholding

The Company has the right to deduct or withhold, or require a participant to remit to the Company, the amount required to satisfy minimum statutory withholding requirements of federal, state and local tax laws and regulations (domestic or foreign) with respect to any taxable event arising as a result of the 2021 Plan. Subject to the terms of the award agreement, to fulfill the withholding obligation, a participant may tender previously-acquired shares of Common Stock or have shares of stock withheld from the exercise, provided that the shares have an aggregate fair market value sufficient to satisfy in whole or in part the applicable withholding taxes, or may utilize a broker-assisted exercise procedure implemented by the Committee in connection with the 2021 Plan. Notwithstanding the foregoing, a participant may not use shares of Common Stock to satisfy the withholding requirements to the extent that (i) there is a substantial likelihood that the use of such form of payment or the timing of such form of payment would subject the participant to a substantial risk of liability under Section 16 of the Exchange Act; or (ii) such withholding would constitute a violation of the provisions of any law or regulation.

THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF U.S. FEDERAL INCOME TAXATION UPON PARTICIPANTS AND DERMATA WITH RESPECT TO AWARDS UNDER THE 2021 PLAN. IT DOES NOT PURPORT TO BE COMPLETE AND DOES NOT DISCUSS THE IMPACT OF EMPLOYMENT OR OTHER TAX REQUIREMENTS, THE TAX CONSEQUENCES OF A PARTICIPANT’S DEATH, OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE, OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE.

Inapplicability of Code Sections and ERISA

Sections 401(a) and 401(k) of the Code and the provisions of the Employee Retirement Income Security Act of 1974 (commonly known as “ERISA”) are not applicable to the 2021 Plan.

Vote Required

The affirmative vote of the holders of shares of Common Stock having a majority in voting power of the votes cast by the holders of all of the shares of Common Stock present or represented at the Annual Meeting is required to approve this Plan Amendment Proposal. As a result, abstentions, broker non-votes, if any, and any other failure to submit a proxy or vote in person at the meeting, will not affect the outcome of the vote of this Proposal 5.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE APPROVAL OF AN AMENDMENT TO OUR 2021 PLAN TO INCREASE THE NUMBER OF SHARES AUTHORIZED FOR ISSUANCE THEREUNDER TO 402,214 SHARES

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PROPOSAL 6: APPROVAL OF THE ADJOURNMENT OF THE ANNUAL MEETING TO THE EXTENT THERE ARE INSUFFICIENT PROXIES AT THE ANNUAL MEETING TO APPROVE ANY ONE OR MORE OF PROPOSAL 3, 4 AND/OR PROPOSAL 5

Adjournment of the Annual Meeting

In the event that the number of shares of Common Stock present or represented by proxy at the Annual Meeting and voting “FOR” the adoption of any one or more of Proposal 3, Proposal 4, and/or Proposal 5 are insufficient to approve any such proposal, we may move to adjourn the Annual Meeting in order to enable us to solicit additional proxies in favor of the adoption of any such proposal. In that event, we may ask stockholders to vote only upon the Adjournment Proposal and not on any other proposal discussed in this Proxy Statement. If the adjournment is for more than thirty (30) days, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

For the avoidance of doubt, any proxy authorizing the adjournment of the Annual Meeting shall also authorize successive adjournments thereof, at any meeting so adjourned, to the extent necessary for us to solicit additional proxies in favor of the adoption of any one or more of Proposal 3, Proposal 4, and/or Proposal 5.

Vote Required and Recommendation

In accordance with our Certificate of Incorporation, Bylaws and Delaware law, and as further discussed above under “Abstentions and Broker Non-Votes”, approval and adoption of this Proposal 6 requires the affirmative vote of the holders of shares of our Common Stock having a majority in voting power of the votes cast by the holders of all of the shares of Common Stock present or represented at the meeting and voting affirmatively. Unless otherwise instructed on the proxy or unless authority to vote is withheld, shares represented by executed proxies will be voted “FOR” this proposal. Abstentions and broker non-votes, if any, with respect to this proposal are not counted as votes cast and will not affect the outcome of this Adjournment Proposal.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ADJOURNMENT OF THE ANNUAL MEETING TO THE EXTENT THERE ARE INSUFFICIENT PROXIES AT THE ANNUAL MEETING TO APPROVE ANY ONE OR MORE OF PROPOSAL 3, PROPOSAL 4, AND/OR PROPOSAL 5.

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STOCKHOLDER PROPOSALS

Stockholder Proposals for 2027 Annual Meeting

Any stockholder proposals submitted for inclusion in our proxy statement and form of proxy for our 2027 Annual Meeting of Stockholders in reliance on Rule 14a-8 under the Securities Exchange Act of 1934, as amended must be received by us no later than December 18, 2026, in order to be considered for inclusion in our proxy statement and form of proxy. Such proposal must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy. Any such proposal shall be mailed to: Dermata Therapeutics, Inc., 3525 Del Mar Heights Rd., #322, San Diego, CA 92130, Attn.: Corporate Secretary.

Director Nominations and Other Business to be Brought Before the 2027 Annual Meeting of Stockholders

Our bylaws state that a stockholder must provide timely written notice of any nominations of persons for election to our Board or any other proposal to be brought before the meeting together with supporting documentation as well as be present at such meeting, either in person or by a representative. For our 2027 Annual Meeting of Stockholders, a stockholder’s notice shall be timely received by us at our principal executive office no later than February 26, 2027 and no earlier than January 27, 2027; provided, however, that in the event that the date of the annual meeting is more than thirty (30) days before or more than seventy (70) days after such anniversary date, notice by the stockholder must be so delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the Corporation. Proxies solicited by our Board will confer discretionary voting authority with respect to these nominations or proposals, subject to the SEC’s rules and regulations governing the exercise of this authority. Any such nomination or proposal shall be mailed to: Dermata Therapeutics, Inc., 3525 Del Mar Heights Rd., #322, San Diego, CA 92130, Attn.: Corporate Secretary.

In addition, to comply with the SEC’s universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than Dermata nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than March 28, 2027.

ANNUAL REPORT

Copies of our Annual Report on Form 10-K (including audited financial statements) filed with the SEC, may be obtained without charge by writing to: Dermata Therapeutics, Inc., 3525 Del Mar Heights Rd., #322, San Diego, CA 92130, Attn.: Corporate Secretary. A request for a copy of our Annual Report on Form 10-K must set forth a good-faith representation that the requesting party was either a holder of record or a beneficial owner of our Common Stock on March 30, 2026. Exhibits to the Form 10-K will be mailed upon similar request and payment of specified fees to cover the costs of copying and mailing such materials.

Our audited financial statements for the fiscal year ended December 31, 2025, and certain other related financial and business information are contained in our Annual Report on Form 10-K, which is being made available to our stockholders along with this Proxy Statement, but which is not deemed a part of the proxy soliciting material.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

Some banks, brokers, and other nominee record holders may be participating in the practice of “householding” proxy statements. This means that only one copy of this Proxy Statement may have been sent to multiple stockholders in the same household. We will promptly deliver a separate copy of this Proxy Statement to any stockholder upon written or oral request to: Dermata Therapeutics, Inc., 3525 Del Mar Heights Rd., #322, San Diego, CA 92130, Attn.: Corporate Secretary, or by phone at (858) 800-2543. Any stockholder who wants to receive a separate copy of this Proxy Statement, or of our proxy statements or annual reports in the future, or any stockholder who is receiving multiple copies and would like to receive only one copy per household, should contact the stockholder’s bank, broker, or other nominee record holder, or the stockholder may contact us at the address and phone number above.

OTHER MATTERS

As of the date of this Proxy Statement, our Board does not intend to present at the Annual Meeting of Stockholders any matters other than those described herein and does not presently know of any matters that will be presented by other parties. If any other matter requiring a vote of the stockholders should come before the meeting, it is the intention of the persons named in the proxy to vote with respect to any such matter in accordance with the recommendation of the Board or, in the absence of such a recommendation, in accordance with the best judgment of the proxy holder.

By Order of the Board of Directors

/s/ Gerald T. Proehl
Gerald T. Proehl
Chief Executive Officer

April 17, 2026
San Diego, CA

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ANNEX A

FOURTH AMENDMENT TO THE DERMATA THERAPEUTICS, INC.

2021 OMNIBUS EQUITY INCENTIVE PLAN

This Fourth Amendment (the “Amendment”) to the Dermata Therapeutics, Inc. 2021 Omnibus Equity Incentive Plan (the “Plan”) of Dermata Therapeutics, Inc. (the “Company”), is made as of March 25, 2026. All capitalized terms used but not defined in this Amendment shall have the meanings assigned to such terms in the Plan.

W I T N E S S E T H:

WHEREAS, Section 17.2 of the Plan reserves to the Board of Directors of the Company (the “Board”) the right to amend the Plan from time to time;

WHEREAS, the Board desires to increase the number of shares of Common Stock reserved for issuance under the Plan from 153,586 to 402,214 shares, subject to approval by the Company’s stockholders.

NOW, THEREFORE, be it effective as of the date of approval by the Company’s stockholders, the Plan is hereby amended as follows:

1. Amendment to Section 4.1(a). Section 4.1(a) of the Plan is hereby amended and restated in its entirety, to read as follows:
(a) Subject to adjustment pursuant to Section 4.3 and any other applicable provisions hereof, the maximum aggregate number of shares of Common Stock, which may be issued under all Awards granted to Participants under the Plan, shall be 402,214 shares; all of which may, but need not, be issued in respect of Incentive Stock Options.
2. This Amendment shall be subject to approval by the stockholders of the Company within 12 months after the date this Amendment is adopted. Such stockholder approval shall be obtained in the manner and to the degree required under applicable laws. Notwithstanding any provision in the Plan to the contrary, exercise of any Option granted for shares of Common Stock in excess of those remaining available for grant under the Plan in the absence of such Amendment before the Company has obtained stockholder approval of this Amendment in accordance with this Section 2 shall be conditioned upon obtaining such stockholder approval of this Amendment in accordance with this Section 2.
3. Except as set forth herein, the Plan shall remain in full force and effect without modification.

IN WITNESS WHEREOF, the undersigned officer hereby certifies that the foregoing amendment to the Plan was duly adopted and approved by the Board.

Dated: March 25, 2026	DERMATA THERAPEUTICS, INC.

/s/ Gerald T. Proehl
Name: Gerald T. Proehl
Title: President and Chief Executive Officer

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SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on May 26, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/DRMA2026**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on May 26, 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V88752-P46168 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

DERMATA THERAPEUTICS, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

Nominees:

To be elected for terms expiring in 2029

01) David Hale
02) Brittany Bradrick
03) Steven Mento

The Board of Directors recommends you vote FOR the following proposals:

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

V88753-P46168

DERMATA THERAPEUTICS, INC.
Annual Meeting of Shareholders
May 27, 2026, 9:00 am Pacific Time
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The shareholder(s) hereby appoint(s) Gerald T. Proehl and Kyri K. Van Hoose, or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of (Common/Preferred) Stock of DERMATA THERAPEUTICS, INC. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 9:00 am Pacific Time, on May 27, 2026 at www.virtualshareholdermeeting.com/DRMA2026, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side